(LOGO)
                               THE CATHOLIC FUNDS
                    ---------------------------------------
                       INVESTING WITH FAITH IN THE FUTURE

                               SEMI-ANNUAL REPORT
                               MARCH 31, 2001


The Catholic Funds
-----------------

-    The Catholic
     Equity Income Fund

-    The Catholic
     Large-Cap
     Growth Fund

-    The Catholic Disciplined Capital
     Appreciation Fund

-    The Catholic
     Money Market Fund



CATHOLIC FRATERNAL ALLIANCE
PROUDLY WELCOMES
Catholic Union of Texas (KJT)
AS ITS NEWEST PARTNER

SEE PAGE 4 FOR DETAILS


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

                                                             -------------------
                                                              Semi-Annual Report
                                                             -------------------


  2    President's Letter

  4    Fraternalism Up Close

       Fund Spotlights
  6    The Catholic Equity Income Fund
  8    The Catholic Large-Cap Growth Fund
 10    The Catholic Disciplined Capital Appreciation Fund
 12    The Catholic Money Market Fund

       Schedules of Investments
 13    The Catholic Equity Income Fund
 19    The Catholic Large-Cap Growth Fund
 23    The Catholic Disciplined Capital Appreciation Fund
 38    The Catholic Money Market Fund

 40    Statements of Assets and Liabilities

 41    Statements of Operations

 42    Statements of Changes in Net Assets

 44    Notes to Financial Statements

 49    Financial Highlights

 53    A Note on Forward-Looking Statements

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President's Letter
------------------

(PHOTO)
"However, just as the market may predict a slowing of the economy, it is often a leading indicator of an improving economy."

May 7, 2001
--------------------------------------------------------------------------------


Dear Fellow Shareholder:

I am pleased to provide you with our semi-annual report to shareholders.
Oh, what a 6-month period we've had since September 30th! Before I write these twice-yearly letters, I go back and review what I said six months ago. At that time, all of our Funds had posted positive annual returns and, while the markets were becoming increasingly more volatile, the U.S. economy seemed to be doing quite well. The "dot com" crash did not appear to have affected it in a material way.

Well, hindsight shows the collective wisdom of the market, as reflected in the stock market volatility, operated to predict the later slowing down of the economy as first businesses, and then consumers, delayed or cut back on their spending. When this happened, it had an impact on every sector of the economy. For the first time since 1980, all foreign and domestic stock categories ended the first quarter of 2001 in the red, according to Morningstar Inc., an independent company that evaluates mutual fund performance. This performance was shared by our three stock Funds, as you will see in the body of this report. However, just as the market may predict a slowing of the economy, it is often a leading indicator of an improving economy.

What should an investor do in this environment? The most important thing you should do is reexamine your goals and objectives. Then, look carefully at what steps are being taken to

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The Catholic Funds

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The most important thing that you should do is reexamine your goals and objectives.

 ...ARE MY ASSUMPTIONS REASONABLE?

AM I INVESTING ENOUGH FOR RETIREMENT OR FOR MY CHILDREN'S EDUCATION? ARE THESE INVESTMENTS IN THE RIGHT PLACES?

meet these goals. Ask yourself, are my assumptions reasonable? Am I investing enough for retirement or for my children's education? Are these investments in the right places? While answering these questions may not be easy, they are essential to your future financial wellbeing. Ask your financial professional to help you. We are all happy to be of assistance.

You may notice that we have made a change from our usual question-and-answer format in the Fund Spotlights to a narrative analysis. Hopefully this will give you several perspectives on the stock market as well as on the economy as a whole. You will also find some exciting news on the following Fraternalism Up Close pages. All of us proudly welcome Catholic Union of Texas (KJT) as the newest partner in the Catholic Fraternal Alliance. Please help us celebrate this wonderful addition to our partnership along with this ongoing collaboration and support among fraternals.

As always, we at The Catholic Funds thank you for your trust and confidence.

Very truly yours,

/s/Allan G. Lorge

Allan G. Lorge
President
The Catholic Funds

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Fraternalism Up Close
---------------------

(PHOTO)
Elo J. Goerig, president,
Catholic Union of Texas (KJT)

Catholic Fraternal Alliance Welcomes New Partner
------------------------------------------------
The Catholic Fraternal Alliance proudly announced the addition of Catholic Union of Texas (KJT) to its organization this past March. "We are delighted to welcome Catholic Union as our newest member and appreciate their dedication to our common purpose," Allan Lorge, president, Catholic Financial Services Corporation and The Catholic Funds, stated recently. The founding members of the alliance include Catholic Knights, Catholic Order of Foresters and Catholic Knights of America.

Catholic Union of Texas (KJT), a fraternal benefit society founded in July 1889 by persons of Czech decent, saw a number of advantages to becoming part of the Alliance. "Not only are we able to offer our members a wonderful new financial product, as our mission statement outlines, but we are also able to support a socially conscious investment, one that reflects our Catholic beliefs," said Elo Goerig, president.

KJT is the symbol for the society -- the acronym for the Czech "Katolicka Jednota Texaska." Its mission is to provide fraternal, financial and insurance programs for its members and to promote family relationships through fraternal activities of its societies and religious programs of the Catholic church.

The four fraternal benefit societies that make up the Catholic Fraternal Alliance were all founded before 1890. They were formed to unite Catholics and their families for social, religious, benevolence and intellectual improvement, and to provide quality financial products and fraternal benefits to their members. Together, they own Catholic Financial Services Corporation, adviser and distributor for The Catholic Funds.

Please help us welcome KJT! -

What We're Looking Forward To In 2001...
----------------------------------------

CATHOLIC KNIGHTS
----------------
Catholic Knights will, once again, participate in Join Hands Day on June 16, 2001. Join Hands Day is a national day of service,

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The Catholic Funds

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sponsored by America's fraternal benefit societies, which brings together youth and adults through neighborhood volunteering. In 2000, nearly 700 Catholic Knights volunteers participated and three Catholic Knight branches received national recognition for their projects. Dan Steininger, president, conveys his pride in all of the past efforts of Catholic Knight volunteers and is appreciatively looking forward to the impact volunteers will be able to make this year.


CATHOLIC KNIGHTS OF AMERICA
---------------------------
Catholic Knights of America is celebrating its 125th anniversary this year. The highlight will be a fraternal weekend at the West Virginia center on August 3, 4 and 5. All members will be invited. In addition to family activities, the weekend will be capped by an outdoor Mass. According to John Kenawell, president, "I hope all of our members seriously consider joining us for this momentous event. We have a wonderful history to commemorate and be proud of."


CATHOLIC ORDER OF FORESTERS
---------------------------
In addition to various fraternal and community-related projects in connection with Join Hands Day, Catholic Order of Foresters is getting ready for its fraternal softball tournament. This tournament allows Courts from a number of states to get together in an informal setting. Competition involves women's, men's and coed teams. The tournament's location is in a different state every year. Bob Ciesla, high chief ranger, believes it is extremely beneficial for the Courts to gather and interact in this way. It ultimately results in renewed passion for our mission.

THE CATHOLIC UNION OF TEXAS (KJT)
--------------------------------
The Catholic Union of Texas (KJT) purchased property in 1995 with plans to develop an Activity and Fraternal Center for its members. In 1998 a lake was constructed and stocked with fish. During 2001 the first buildings will be erected, including a chapel, pavilion and supporting facilities. The funds for the chapel were donated by one of its societies. Elo Goerig, president, announced that the chapel will be named after the patron of that society. Also, for the fifth consecutive year, the societies of the KJT are raising funds for the Priest and Religious Retirement Program. In addition, the KJT is supporting 36 seminarians with scholarships and will be awarding thirteen $1,000 scholarships to graduating high school senior members. -

THE CATHOLIC FRATERNAL ALLIANCE 2000 SUMMARY*
--------------------------------------------------------------------------------
 COMMUNITY SERVICE
 Number of Events.........................................................25,419
 Number of Hours.........................................................300,538
 Contributions ($)....................................................$3,048,820
--------------------------------------------------------------------------------
 FRATERNAL SUPPORT
 Number of Events.........................................................13,053
 Number of Hours.........................................................335,496
 Contributions ($)....................................................$2,353,985
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 NUMBER OF MEMBERS
 Insured.................................................................219,238

*Does not include statistics from the Catholic Union of Texas (KJT), which joined the alliance in 2001."

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The Catholic Equity Income Fund
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--------------------------------------------------------------------------------
 ...NAV PER SHARE....$9.57....TOTAL NET ASSETS....$5,372,847....NUMBER OF
HOLDINGS....70...
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(PHOTO)
Curtiss M.
Scott, Jr., CFA,
Portfolio Manager

MANAGEMENT
----------
Todd Investment Advisors, Inc. of Louisville, Kentucky is the sub-adviser for The Catholic Equity Income Fund. Todd was founded in 1967 and manages about $3 billion in public and private accounts. It combines bottom-up and top-down techniques and the focus of its work is valuation. It compares price to intrinsic value in seeking to identify companies with the greatest potential for price appreciation. It also pays close attention to discovering early changes in earnings momentum as well as other factors that could lead to the unlocking of shareholder value. The portfolio manager is Curtiss M. Scott, Jr. Curt is a Chartered Financial Analyst and a 23-year veteran of the investment business.

Everyone hoped 2001 would be a better year for stocks than 2000. When the Federal Reserve cut the discount rate by half of 1% on January 3rd, investors believed salvation was at hand as the Dow Jones Industrial Average soared nearly 300 points. However, despite additional rate cuts, the rest of the quarter did not work out quite the way the bulls envisioned it. Technology stocks plummeted, dragging down the major indices with them. Happily, your Fund was more fortunate, declining only modestly this past quarter.

While sector weightings are often important in understanding underperformance and outperformance, that was not the case this quarter. Instead, stock selection proved to be most important. For example, the worst performing stocks in this portfolio were technology stocks, as were three of the best performers, including Microsoft, our largest holding. Additionally, financial services was one of the weaker sectors in the stock market; however, non-bank financial service companies, like H&R Block, MBIA, MGIC and Household International performed quite well.

Looking forward, our expectations for higher stock prices are still modest. However, when the market declines as much as it has, there are a number of reasons for us to begin thinking more positively about the prospects for stocks. First and most importantly, the Federal Reserve has finally recognized it has been behind the eight-ball in keeping the U.S. economy out of a recession. Not only has it started to move more aggressively in cutting rates, but it has also stated unequivocally that it will continue to be more active in order to avoid a recession. The 400-point move in the Dow Jones Industrial Average after the latest cut suggests that investors understand this as well.

Second, valuation for the average stock in our universe is the most attractive it has been in three years. The combination of lower interest rates and lower stock prices has that effect.

Third, history is on the market's side now. The economy usually turns up nine to 12 months after the Fed starts cutting interest rates and the stock market usually anticipates the turn six months in advance, which would coincide nicely with a summer rally.

What is somewhat disconcerting are the contradictory trends in the consumer sector of the economy. For instance, at a time when layoff announcements are skyrocketing and U.S. Consumer Net Worth has

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The Catholic Funds

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experienced its first year-over-year decline since 1974, consumers are buying cars and homes at close to record paces for both industries. It is clear that consumers are using the decline in interest rates to refinance their mortgages and continue their spending patterns. With delinquency ratios turning up sharply now in a number of niche markets, like boats and recreational vehicles, we may begin to see some slowing in spending, but don't count on it.

We believe the utilities and energy sectors, which have been starved for capital investment for twenty years, are significant areas of opportunity. When supply cannot meet demand, and when it takes years to alter the supply side of the equation, you can expect prices to rise for an extended period of time, thereby benefiting the profits of both sectors. We also favor financial service stocks when the Fed is lowering interest rates, as it is now. Real Estate Investment Trusts are also beneficiaries of falling interest rates and represent another area of opportunity. What about technology? While the stocks have plummeted, by shocking amounts in some cases, they are still not cheap, as we define the word. We have already done some selective buying, but are not ready to move to a market weighting in the sector. We would not be surprised to see further weakness in the sector during the early summer. When a major sector goes through a boom/bust cycle, like oil went through in the early 1980s, it is not uncommon for it to remain out of favor for longer than a few months.

--------------------------------------------------------------------------
STANDARDIZED RETURNS-CUMULATIVE    MARCH 31, 2001
  (UNAUDITED)
--------------------------------------------------------------------------
                              On Net Asset Value       On Offering Price*
--------------------------------------------------------------------------

6 Months:                           -1.47%                  -5.43%
1 Year:                             -2.83%                  -6.67%
Since Inception:                    -2.27%                  -6.21%

NOTES TO PERFORMANCE INFORMATION: Share values and total returns are subject to fluctuation. Shares, when redeemed, may be worth more or less than their original cost. Past performance is not an indication of future results.

* Total return calculation reflects a maximum sales load of 4.00%.

----------------
SECTOR BREAKDOWN
----------------

Materials........................0%
Energy..........................10
Consumer Discretionary...........4
Consumer Staples.................8
Industrials......................7
Utilities........................7
Health Care......................9
Information Technology..........12
Telecommunication Services.......6
Financials......................24
Fixed Income.....................7
Cash & Cash Equivalents..........6

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 TOP 5 HOLDINGS ON MARCH 31, 2001 - SUBJECT TO CHANGE WITHOUT NOTICE
                                                           % Of Total Net Assets
--------------------------------------------------------------------------------
MICROSOFT CORPORATION.......................................................4.3%
Dominant developer of computer operating systems and applications software
--------------------------------------------------------------------------------
TARGET CORPORATION..........................................................3.3%
Formerly Dayton Hudson; operates 1,200-plus stores, including: Target,
Mervyn's California, Dayton's, Hudson's and Marshall Field's
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EMERSON ELECTRIC COMPANY....................................................3.1%
Offers appliances, tools, electronics, telecom products, industrial automation and HVAC components for the commercial and industrial sectors
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SAFEWAY INC.................................................................3.0%
Food retailer with over 1,500 stores located throughout the U.S. and Canada
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KIMBERLY-CLARK CORPORATION..................................................3.0%
World's top maker of personal paper products, including Kleenex and Scott
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The Catholic Large-Cap Growth Fund
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 ...NAV PER SHARE....$9.18....TOTAL NET ASSETS....$5,608,117....
NUMBER OF HOLDINGS....36...
--------------------------------------------------------------------------------

(PHOTO)
John S. Dale,
CFA, Portfolio
Manager

(PHOTO)
Gary E.
Nussbaum, CFA,
Portfolio
Manager


MANAGEMENT
----------
Peregrine Capital Management, Inc. of Minneapolis is the sub-adviser to the Fund. Peregrine was founded in 1984 and is an independently operated subsidiary of Wells Fargo. It is organized on the premise that small teams of experienced professionals can deliver superior investment results. It currently manages over $6 billion in public funds and private accounts. It manages The Catholic Large-Cap Growth Fund by concentrating on companies with sustainable earnings growth. It confirms its research by visits to over 150 companies per year. The result is a portfolio with between 30 to 50 companies.* The portfolio managers are John S. Dale and Gary E. Nussbaum. They are both senior vice presidents and have been portfolio managers with Peregrine for 14 and 11 years, respectively. They are also Chartered Financial Analysts.

* This small number may result in more day-to-day volatility than other funds.

Declining equity markets and frozen economic activities are reinforcing one another. Stock markets around the world suffered some of their worst declines in decades during the past six months. Key drivers of the declines are the continued fallout from the mania surrounding speculative stocks over the last couple of years, as well as the lagged effects of sustained monetary policy tightening around the world.

Virtually all domestic equity indices and many foreign indices are now in bear market territory, which is generally considered down 20% from their highs. The swiftness, the magnitude and the duration of this decline have not been seen for many years. Economic activity, which was significantly above trend-line one year ago, is now frozen for many companies as they all wait to see what other participants will be doing. This type of behavior not only reinforces continued weak economic fundamentals, it also causes markets to behave in much the same way, with everybody claiming there is no visibility anywhere.

One of the key differences versus a year ago is that most stocks are down 40% - 60% from their highs, with some extremely good-quality stocks down even more. Many speculative stocks have virtually disappeared. Another huge difference is monetary policy. One year ago we were in the midst of significant, sustained tightening by the Federal Reserve in recognition of the fact that the U.S. economy was growing significantly above trend-line and straining resources. The object of that monetary tightening was to slow the economy, which it has done. Since the beginning of this year the Federal Reserve has reversed gears and is now more concerned about economic growth being too low.

This too, shall pass. During the most intense part of any downturn it always appears as though the declines will never end, but they do. Inventory corrections by their nature are largely self-correcting. Businesses cannot sell two items off the shelf and only replace one without sooner or later restocking or going out of business. In order to make the case for an extremely prolonged recession, one has to assume that monetary and fiscal policy turn decidedly for the worse in order to allow for such a scenario. We indeed had such conditions in the late 1960s and early 1970s, but conditions and policy today are nowhere near those of that earlier period. Mistakes can happen, but they would have to be repeated and prolonged to support a massive, sustained downturn.

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The Catholic Funds

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The current market environment provides a unique opportunity to upgrade portfolios to the very best companies available. The current aversion to equities in general means that true long-term investment opportunities are being made available. We began some of this process in the fourth quarter. We are well aware that off the market bottom we will see some big percentage upward moves by many of the weakest long-term fundamental companies. However, as always, our focus is on the long-term positioning of a company's business franchise. Finding those truly great companies will be increasingly rare. Making this task even more difficult is the very heightened nature of the cyclical crosscurrents buffeting the economy right now. What is just cycle and what is truly enduring will be a very perplexing question to answer for most companies.

This is a truly crucial time. In this era of overhyped everything, calling something crucial has lost much of its meaning. However, we believe a period such as the current one only presents itself once a decade or so. Actions taken now will often result in one of two outcomes. Investors will either enhance the ability of their investment program to meet their long-term goals or they will blow it, severely damaging the possibility of achieving stated investment objectives. Unfortunately, the history of the investment business shows that most of the money moves the wrong way at the wrong time. If one reviews market history, including our own performance history, it is apparent that times like these are usually followed by excellent opportunities to make money. We are committed to our philosophy, style and process. We will stay with what we do best - make long-term investments in dominant, high-unit volume growth businesses that add real value to their customers' lives.

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STANDARDIZED RETURNS-CUMULATIVE    MARCH 31, 2001
   (UNAUDITED)

                            On Net Asset Value       On Offering Price*
-----------------------------------------------------------------------

6 Months:                           -30.03%                 -32.85%
1 Year:                             -32.45%                 -35.17%
Since Inception:                     -8.20%                 -11.90%

NOTES TO PERFORMANCE INFORMATION: Share values and total returns are subject to fluctuation. Shares, when redeemed, may be worth more or less than their original cost. Past performance is not an indication of future results.

* Total return calculation reflects a maximum sales load of 4.00%.

----------------
SECTOR BREAKDOWN
----------------

Materials........................0%
Energy...........................2
Consumer Discretionary..........12
Consumer Staples.................1
Industrials......................6
Utilities........................0
Health Care.....................21
Information Technology..........30
Telecommunication Services.......3
Financials......................23
Fixed Income.....................0
Cash & Cash Equivalents..........2

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 TOP 5 HOLDINGS ON MARCH 31, 2001 - SUBJECT TO CHANGE WITHOUT NOTICE
                                                           % of Total Net Assets
--------------------------------------------------------------------------------
PFIZER INC..................................................................6.1%
#2 drug maker in the world; products include Viagra, Norvasc and Lipitor; consumer brands include Visine, BenGay, Listerine, Certs, Dentyne, Efferdent and Zantac
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MICROSOFT CORPORATION.......................................................5.9%
Dominant developer of computer operating systems and applications software
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THE HOME DEPOT..............................................................5.6%
Do-it-yourselfers and contractors alike look to this home center leader for its prices, selection and service
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AMERICAN INTERNATIONAL GROUP, INC...........................................5.4%
One of the world's largest insurance firms with operations in 130 countries
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MEDTRONIC, INC..............................................................5.1%
World's #1 maker of implantable biomedical devices
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The Catholic Disciplined Capital Appreciation Fund
--------------------------------------------------------------------------------

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 ....NAV PER SHARE....$9.30....TOTAL NET ASSETS....$4,799,191....NUMBER OF
HOLDINGS....170....
--------------------------------------------------------------------------------

(PHOTO)
Timothy
Connors,
Certified
Financial
Analyst

MANAGEMENT
----------
Vantage Investment Advisors, Inc., the sub-adviser to The Catholic Disciplined Capital Appreciation Fund is a U.S. domestic equity manager with over $9 billion in assets under management for a diverse client base, including pension plans, endowments, foundations, insurance companies, religious organizations and individuals. It believes consistent, long-term performance is produced by a bottom-up, quantitative style of investing that systematically identifies undervalued stocks with above-average earnings potential. It selects securities based upon objective information and utilizes both growth and value criteria such as the price/earnings (P/E) ratio, dividend yield and earnings momentum. This analysis is facilitated by a proprietary computer system. The portfolio is managed by a committee of professionals comprised of Vantage Investment personnel. The discussion and analysis was offered by Timothy Connors, CFA, a member of the committee.

In our opinion, four sources of uncertainty have been affecting the U.S. equity markets over the last six months -- prospects of a slowing U.S. economy, corporate earnings concerns, continued high energy costs and the weak Euro. This uncertainty has been reflected in lower market values -- the broad market S&P 500(R) Index*, for example, fell 18.75% between September 30, 2000 and March 31, 2001. The technology-heavy NASDAQ index was hit even harder, falling 49.9% over the same period. On the positive side, the Federal Reserve has cut interest rates aggressively since January and expanded the money supply, as measured by M1, M2 and M3 -- both measures intended to move a slowing economy. In addition, there is the increasing prospect of a fiscal stimulus to the economy in the form of a significant federal tax cut sometime in the second half of this year.

The Fund performed strongly on a relative basis over the last half-year, outperforming the S&P 500 by over 4.5% -- mostly due to good stock selection. This performance was consistent with the investment philosophy of the Fund, which is to seek to consistently generate moderate amounts of excess return to the benchmark in a risk-controlled fashion. When implemented successfully, the philosophy produces excess return from good stock selection while risk is controlled by limiting the size of the over or underweight positions taken at both the sector and individual stock level. Stocks that contributed positively to relative performance included McCormick and Co. Inc., Ultramar Diamond Shamrock, Federated Department Stores Inc., Bergen Brunswick Corp. and Quaker Oats. Stocks that detracted from relative performance included Corning Inc., Adobe Systems Inc. and Best Buy Inc. Performance was also helped by moderately overweighting the Fund's exposure to the credit cyclicals sector and moderately underweighting its exposure to the technology sector.

Looking forward, we expect the market uncertainty and volatility discussed earlier to continue -- at least until investors are convinced that the Federal Reserve's interest rate reductions are having a beneficial effect on the economy and the outlook for corporate earnings improves. Consequently, the market could experience more short-term declines during the second quarter. However, in our opinion, the worst of the fall in equity values may be behind us and

*The S&P 500 Index is an unmanaged index comprised of 500 common stocks representative of the stock market as a whole.

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The Catholic Funds

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we expect the stock market to respond -- with some lag -- to the positive monetary and fiscal policy changes described earlier. Additional support for this more optimistic long-term view can be found from two areas. First, in our opinion, a large number of stocks now have relatively attractive valuations. Second, cash continues to build on the sidelines (e.g., in money market funds), creating the potential for a strong demand for equities when investors decide to redeploy this cash into the market.

Given our outlook, we have adopted a "barbell" positioning for the Fund -- favoring those companies with defensive characteristics on the one hand, and those we expect to be responsive to evidence of an improving economy on the other hand. Bottom line, we believe now is a good time for investors to put their money to work in the market, but they should be careful to choose investment vehicles that offer adequate risk diversification.

----------------
SECTOR BREAKDOWN
----------------

Materials........................3%
Energy...........................7
Consumer Discretionary..........13
Consumer Staples.................7
Industrials.....................10
Utilities........................3
Health Care.....................13
Information Technology..........16
Telecommunication Services.......7
Financials......................20
Fixed Income.....................0
Cash & Cash Equivalents..........1

--------------------------------------------------------------------------------
 STANDARDIZED RETURNS-CUMULATIVE    MARCH 31, 2001
      (UNAUDITED)
--------------------------------------------------------------------------------
                            On Net Asset Value       On Offering Price*
--------------------------------------------------------------------------------

6 Months:                           -14.84%                 -18.27%
1 Year:                             -16.29%                 -19.61%
Since Inception:                     -6.62%                 -10.39%

NOTES TO PERFORMANCE INFORMATION: Share values and total returns are subject to fluctuation. Shares, when redeemed, may be worth more or less than their original cost. Past performance is not an indication of future results.

* Total return calculation reflects a maximum sales load of 4.00%.

--------------------------------------------------------------------------------
 TOP 5 HOLDINGS ON MARCH 31, 2001 - SUBJECT TO CHANGE WITHOUT NOTICE
                                                           % of Total Net Assets
--------------------------------------------------------------------------------
GENERAL ELECTRIC COMPANY....................................................3.5%
Produces aircraft engines, transportation equipment, appliances, lighting, electric distribution and control equipment and related products; a major presence in financial services
--------------------------------------------------------------------------------
MICROSOFT CORPORATION.......................................................2.4%
Dominant developer of computer operating systems and applications software
--------------------------------------------------------------------------------
MERCK & CO., INC............................................................2.2%
#1 drug maker in the U.S.; one of the world's largest prescription drug companies
--------------------------------------------------------------------------------
J.P. MORGAN CHASE & CO......................................................2.0%
Holding company for subsidiaries that provide financial services, international and investment banking, security trading, consumer and real-estate financing, trust, discount-brokerage, leasing, computer-banking services and credit cards
--------------------------------------------------------------------------------
CITIGROUP INC...............................................................1.8%
The largest financial services company (formed from the merger of Citicorp and Travelers Group)
--------------------------------------------------------------------------------

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The Catholic Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ....NAV PER SHARE....$1.00....TOTAL NET ASSETS....$11,925,710....
NUMBER OF HOLDINGS....29....
--------------------------------------------------------------------------------

(PHOTO)
Jay N. Mueller,
CFA, Portfolio
Manager

MANAGEMENT
----------
Strong Capital Management, Inc. is an active international and domestic equity and fixed-income manager located in Menomonee Falls, Wisconsin. It advises a mutual fund family, Strong Funds, and provides other investment services with over $38 billion in individual and institutional assets. The portfolio manager, Jay N. Mueller, CFA, joined Strong in September 1991 as a securities analyst and portfolio manager. He also serves as Strong's chief economist. Jay received his B.A. in Economics in 1982 from the University of Chicago and is a Chartered Financial Analyst. In addition to The Catholic Money Market Fund, he manages several other money market funds for Strong. He emphasizes the top-down analysis of the economy, interest rates, and the supply of and demand for credit.

Money market fund yields have closely tracked the actions of the Federal Reserve over the last six months. Returns were relatively stable for most of the fourth quarter of 2000, and then abruptly dropped in January on the heels of the Fed's aggressive 100 basis point reduction in the Fed Funds rate target. Since then, rates on short-term money market instruments have continued to fall, taking their cue from signals that the economy is slowing and that the Fed will need to lower rates further. The following chart shows how the Fed's moves are reflected in the rate history for 45-day prime commercial paper over the past six months.

[place graph here]

The Catholic Money Market Fund, which purchases this type of investment, has seen its yield move accordingly, from a 7-day yield of 5.8% in early October 2000 to 4.4% at the end of March 2001. Total assets in money market funds nationally reached a record $2 trillion at the end of March as investors seek relatively safe havens for their money in light of the uncertain economic climate and volatile equity markets.

  -----------------------------------------
  MONEY RATES*               MARCH 31, 2001
  -----------------------------------------

  The Catholic Money Market Fund
  30-Day Yield........................4.54%

  National Average Six-Month
  Certificate of Deposit Rate**.......4.11%
  National Average
  Bank Money Market Rate**............1.95%

  National Average
  Interest Checking Rate***...........0.76%

  [place graph here]

* Any investment in The Catholic Money Market Fund is not insured or guaranteed by the FDIC or any other governmental agency, as is the case with bank products. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. ** Bank Rate Monitor ***Barron's

------------------
The Catholic Funds

                                                                    877/222-2402
                                                                    ------------

--------------------------------------------------------------------------------
Schedule of Investments
AS OF MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                 THE CATHOLIC EQUITY INCOME FUND
--------------------------------------------------------------------------------


Common Stocks (86.6%)                                                                                      Shares      Market Value
------------------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION (0.6%)
-------------------------
Delta Air Lines, Inc.                                                                                          800           $31,600
Provides air transportation in the U.S. and more than 30 other countries
                                                                                         -------------------------------------------
                                                                                         TOTAL                                31,600
                                                                                         -------------------------------------------

AUTOS & Trucks (0.8%)
---------------------
Ford Motor Company                                                                                           1,600            44,992
World's largest truck maker; #2 manufacturer of cars and trucks combined
                                                                                         -------------------------------------------
                                                                                         TOTAL                                44,992
                                                                                         -------------------------------------------
BANKING (6.3%)
--------------
Bank of America Corporation                                                                                  1,700            93,075
First coast-to-coast bank with about 11,500 branches globally

Bank One Corporation                                                                                         1,300            47,034
Super-regional bank with some 2,000 branches in 14 states

FleetBoston Financial Corporation                                                                            1,900            71,725
Holding company for Fleet National Bank, which provides deposit, automated-
teller and computer-banking services; originates real-estate, business and consumer loans; also has nonbank subsidiaries

J.P. Morgan Chase & Co.                                                                                      1,350            60,615
Holding company for subsidiaries that provide financial services, international and investment banking, security trading, consumer and real-estate financing, trust, discount-brokerage, leasing and computer-banking services

Wachovia Corporation                                                                                         1,050            63,263
Southeastern interstate bank holding company offering consumer and corporate banking services
                                                                                         -------------------------------------------
                                                                                         TOTAL                               335,712
                                                                                         -------------------------------------------

COMPUTER PRODUCTS & SERVICES (8.7%)
-----------------------------------
Cisco Systems, Inc.*                                                                                         1,700            26,881
Leading provider of high-performance products used to build wide area networks

Computer Associates International, Inc.                                                                      1,300            35,360
Offers software products including data access and network management tools

Computer Sciences Corporation*                                                                               2,300            74,405
Among the world's leaders in information technology consulting, systems integration and outsourcing to global industries and government agencies

Hewlett-Packard Company                                                                                      1,200            37,524
#3 computer company; provides computers, imaging and printing peripherals, software and related services

Microsoft Corporation*                                                                                       4,200           229,687
Dominant developer of computer operating systems and applications software

The accompanying Notes to Financial Statements are an integral part of this schedule



--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                                                THE CATHOLIC EQUITY INCOME FUND
--------------------------------------------------------------------------------

Common Stocks (86.6%)                                                                                       Shares      Market Value
------------------------------------------------------------------------------------------------------------------------------------
SunGard Data Systems Inc.*                                                                                   1,300          $ 63,999
Computer services and software company
                                                                                         -------------------------------------------
                                                                                         TOTAL                               467,856
                                                                                         -------------------------------------------
COSMETICS & TOILETRIES (3.0%)
-----------------------------
Kimberly-Clark Corporation                                                                                   2,350           159,401
World's top maker of personal paper products, including Kleenex and Scott
                                                                                         -------------------------------------------
                                                                                         TOTAL                               159,401
                                                                                         -------------------------------------------
DIVERSIFIED SERVICES & MANUFACTURING (0.9%)
-------------------------------------------
Tyco International Ltd.                                                                                      1,200            51,876
World leader in security and fire protection
                                                                                         -------------------------------------------
                                                                                         TOTAL                                51,876
                                                                                         -------------------------------------------

DRUGS & MEDICAL SUPPLIES (6.9%)
-------------------------------
Abbott Laboratories                                                                                          2,500           117,975
One of the top U.S. health care and pharmaceutical producers

Cardinal Health, Inc.                                                                                        1,100           106,425
Large U.S. wholesaler of pharmaceuticals, and surgical and hospital supplies

Merck & Co., Inc.                                                                                            1,950           148,005
#1 drug maker in the United States; one of the world's largest prescription drug companies
                                                                                         -------------------------------------------
                                                                                         TOTAL                               372,405
                                                                                         -------------------------------------------

ELECTRICAL EQUIPMENT (5.2%)
---------------------------
Emerson Electric Company                                                                                     2,700           167,400
Offers appliances, tools, electronics, telecommunications products, industrial automation and HVAC components for the commercial and industrial sectors

General Electric Company                                                                                     2,700           113,022
Produces aircraft engines, transportation equipment, appliances, lighting, electric distribution and control equipment and related products; a major presence in financial services
                                                                                         -------------------------------------------
                                                                                         TOTAL                               280,422
                                                                                         -------------------------------------------

ELECTRONICS (3.6%)
------------------
Agilent Technologies, Inc.*                                                                                    750            23,047
Formerly part of Hewlett Packard; manufactures test and measurement instruments and chemical analysis, semiconductor and health care products

Applied Materials, Inc.*                                                                                     2,200            95,700
World's top maker of the complex manufacturing equipment used in semiconductor factories

Flextronics International Ltd.*                                                                              1,600            24,000
One of the world's leading providers of contract electronics manufacturing services

Intel Corporation                                                                                            2,000            52,625
Worldwide dominant microprocessor developer and manufacturer
                                                                                         -------------------------------------------
                                                                                         TOTAL                              195,372
                                                                                         -------------------------------------------

------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                                    877/222-2402
                                                                    ------------
--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                                                THE CATHOLIC EQUITY INCOME FUND
--------------------------------------------------------------------------------


Common Stocks (86.6%)                                                                                       Shares      Market Value
-----------------------------------------------------------------------------------------------------------------------------------
Energy Services  (6.9%)
-----------------------
Duke Energy Corporation                                                                                      3,000          $128,220
Provides electricity to two million people; also moves natural gas through 11,500 miles of pipeline that stretch from the Gulf Coast to the northeastern U.S.

El Paso Corporation                                                                                          1,845           120,478
Operates about 40,000 miles of pipeline, including processing facilities and compressor stations; this pipeline draws natural gas from wells in Colorado, New Mexico, Oklahoma and Texas

KeySpan Corporation                                                                                          1,100            41,943
Distributes natural gas to approximately 2.5 million customers in the Northeast

TECO Energy, Inc.                                                                                            2,700            80,892
Holding company for Tampa Electric; has subsidiaries in unregulated businesses
                                                                                         -------------------------------------------
                                                                                         TOTAL                               371,533
                                                                                         -------------------------------------------

FINANCIAL SERVICES (10.2%)
--------------------------
Fannie Mae                                                                                                   1,200            95,520
Federally chartered, stockholder-owned company; largest secondary buyer of real-estate mortgages in the United States

H & R Block, Inc.                                                                                            2,600           130,156
Provides tax-return preparation and electronic-filing services as well as temporary office personnel and other employment services throughout North America

Household International, Inc.                                                                                1,000            59,240
Through its subsidiaries, provides co-branded and private-label credit cards, and other financing

MBIA, Inc.                                                                                                     800            64,544
Holding company for Municipal Bond Investors Assurance Corp., the U.S.'s leading financial guarantor for state and local governments, nonmunicipal issuers and financial institutions

MBNA Corporation                                                                                             3,200           105,920
World's third-largest issuer of credit and the leading issuer of affinity cards

PNC Financial Services Group                                                                                 1,400            94,850
Its banking subsidiaries offer consumer and corporate banking through more than 700 branches
                                                                                         -------------------------------------------
                                                                                         TOTAL                               550,230
                                                                                         -------------------------------------------

FOOD & BEVERAGE (5.3%)
----------------------
Anheuser-Busch Companies, Inc.                                                                               2,700           124,011
World's largest brewer; also operates theme parks and water parks

Safeway Inc.*                                                                                                2,900           159,935
Food retailer with over 1,500 stores located throughout the U.S. and Canada
                                                                                         -------------------------------------------
                                                                                         TOTAL                               283,946
                                                                                         -------------------------------------------


The accompanying Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                                                THE CATHOLIC EQUITY INCOME FUND
--------------------------------------------------------------------------------



Common Stocks (86.6%)                                                                                       Shares      Market Value
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE (3.7%)
----------------
CIGNA Corporation                                                                                            1,000          $107,360
Multi-line insurance and financial services company

MGIC Investment Corporation                                                                                  1,300            88,946
Parent company of Mortgage Guaranty Insurance, the leading provider of private mortgage insurance to lenders
                                                                                         -------------------------------------------
                                                                                         TOTAL                               196,306
                                                                                         -------------------------------------------

OIL (9.7%)
----------
BP Amoco Plc, ADR                                                                                            2,248           111,546
World's #3 integrated oil company; largest U.S. oil and gas producer

Burlington Resources Inc.                                                                                    1,000            44,750
Largest independent oil and gas company in the U. S. (in terms of proved reserves); #4 producer of natural gas in North America

Conoco, Inc., Class A                                                                                        5,500           154,550
Integrated oil and gas company, exploring for petroleum in 15 countries

Kerr-McGee Corporation                                                                                         950            61,655
Finds and processes oil and natural gas and manufactures chemical products

Schlumberger Limited                                                                                           850            48,969
One of the world's largest and most diversified oil services firms

Texaco Inc.                                                                                                  1,500            99,600
Markets fuel and lubricants worldwide; operates transportation, trading and distribution facilities

                                                                                         -------------------------------------------
                                                                                         TOTAL                               521,070
                                                                                         -------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (5.6%)
--------------------------------------------
Archstone Communities Trust                                                                                     2,000         49,200
Second-largest apartment real estate investment trust in the U.S.

Duke-Weeks Realty Corporation                                                                                   1,200         27,780
Commercial real-estate firm, concentrated primarily in the Midwest, providing leasing, property and asset management and development

Equity Residential Properties Trust                                                                             1,000         52,030
Wholly or partially owns more than 1,100 apartment communities containing over 200,000 units in 36 states

First Industrial Realty Trust, Inc.                                                                             1,800         56,952
Real estate investment trust that acquires, develops and manages industrial real estate

Mack-Cali Realty Corporation                                                                                    1,500         40,500
Real estate investment trust that owns, leases and manages office buildings

Simon Property Group, Inc.                                                                                        800         20,480
U.S.'s largest owner of malls; owns, develops or manages more than 240 properties and gained paired-share status after buying Corporate Property Investors in 1998

Spieker Properties, Inc.                                                                                          950         52,108
Real estate investment trust that owns about 40 million sq. ft. of industrial, office and retail space
                                                                                         -------------------------------------------
                                                                                         TOTAL                               299,050
                                                                                         -------------------------------------------

-------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                                    ------------
                                                                    877/222-2402

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                                                 THE CATHOLIC EQUITY INCOME FUND
--------------------------------------------------------------------------------



Common Stocks (86.6%)                                                                                       Shares      Market Value
------------------------------------------------------------------------------------------------------------------------------------
RETAIL (3.3%)
-------------
Target Corporation                                                                                           4,900         $ 176,792
Formerly Dayton Hudson; operates 1,200-plus stores in three formats: Target, a discount chain with more than 900 stores; Mervyn's California, mid-range department stores; Dayton's, Hudson's and Marshall Field's, upscale department stores
                                                                                         -------------------------------------------
                                                                                         TOTAL                               176,792
                                                                                         -------------------------------------------

TELECOMMUNICATIONS (5.9%)
-------------------------
SBC Communications Inc.                                                                                      3,000           133,890
Operates more than 37 million access lines in eight states; has agreed to buy Ameritech in a deal that would create the nation's #1 local telephone company

Sprint Corporation                                                                                           2,200            48,378
Provides local telephone service; distributes telecom equipment;
publishes directories

Verizon Communications Inc.                                                                                  2,737           134,934
#1 local phone company in the U.S.; #2 telecom services provider behind AT&T
                                                                                         -------------------------------------------
                                                                                         TOTAL                               317,202
                                                                                         -------------------------------------------


                                                      ------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS (COST $4,761,513)                                4,655,765
                                                      ------------------------------------------------------------------------------


                                                                      Principal
Fixed-Income Investments (7.6%)                                          Amount               Market Value
-----------------------------------------------------------------------------------------------------------
CORPORATE INVESTMENTS (7.6%)
----------------------------
Associates Corporation of North America, 5.800%, 4/20/04                $50,000                    $50,531
Atlantic Richfield Company, 5.900%, 4/15/09                              25,000                     25,009
Bank of America Corporation, 7.750%, 7/15/02                             50,000                     51,687
Deutsche Telekom International Financing, 7.750%, 6/15/05                25,000                     25,808
General Motors Acceptance Corporation, 6.750%, 1/15/06                   25,000                     25,493
Jones Apparel Group Inc., 7.875%, 6/15/06                                25,000                     25,499
Morgan Stanley Dean Witter & Co., 5.625%, 1/20/04                        50,000                     50,221
Nielsen Media Research, Inc., 7.600%, 6/15/09                            25,000                     25,638
Northwest Pipeline Corporation, 6.625%, 12/01/07                         25,000                     25,233
Tyco International Group S.A., 6.375%, 2/15/06 (yankee)                  50,000                     50,487
Wells Fargo & Company, 6.625%, 7/15/04                                   50,000                     51,809

                                         -------------------------------------------------------------------------
                                            TOTAL FIXED-INCOME INVESTMENTS (COST $402,345)                 407,415
                                         -------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.


--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                                                 THE CATHOLIC EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                      Principal
Short-Term Investments (5.7%)                                            Amount               Market Value
------------------------------------------------------------------------------------------------------------
VARIABLE-RATE DEMAND NOTES (5.7%)
----------------------------------
American Family Financial Services, Inc., 4.630%                       $123,660                   $123,660
Sara Lee Corporation, 4.655%                                             72,997                     72,997
Wisconsin Corporate Central Credit Union, 4.725%                         37,142                     37,142
Wisconsin Electric Power Company, 4.630%                                 70,708                     70,708

                                  -------------------------------------------------------------------------
                                    TOTAL SHORT-TERM INVESTMENTS (COST $304,507)                   304,507
                                  -------------------------------------------------------------------------


                                   ------------------------------------------------------------------------
                                    TOTAL INVESTMENTS (99.9%) (COST $5,468,365)                  5,367,687
                                   ------------------------------------------------------------------------


                                   -----------------------------------------------------------------------
                                    OTHER ASSETS, LESS LIABILITIES (0.1%)                            5,160
                                   -----------------------------------------------------------------------

                                   -----------------------------------------------------------------------
                                    TOTAL NET ASSETS (100.0%)                                   $5,372,847
                                   -----------------------------------------------------------------------


* Non-income producing
ADR - American Depository Receipt
Plc - Public Limited Company
S.A. - Societe Anonyme (French Corporation)
Yankee - Represents dollar denominated bonds issued in the United States by foreign banks and corporations.

------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                                    877/222-2402
                                                                    ------------

-------------------------------------------------------------------------------
Schedule of Investments
-------------------------------------------------------------------------------
AS OF MARCH 31, 2001 (UNAUDITED)
-------------------------------------------------------------------------------
                                             THE CATHOLIC LARGE-CAP GROWTH FUND
-------------------------------------------------------------------------------



Common Stocks (97.9%)                                                                                       Shares     Market Value
-----------------------------------------------------------------------------------------------------------------------------------
BANKING (1.8%)
--------------
State Street Corporation                                                                                     1,100          $102,740
Institutional investor services and investment management firm
                                                                                         -------------------------------------------
                                                                                         TOTAL                               102,740
                                                                                         -------------------------------------------

BUSINESS SERVICES (6.6%)
------------------------
Cintas Corporation                                                                                           3,200           126,144
Designs, makes, rents and sells uniforms in the U.S. and Canada

Paychex, Inc.                                                                                                6,625           245,539
Processes the payrolls of some 300,000 clients
                                                                                         -------------------------------------------
                                                                                         TOTAL                               371,683
                                                                                         -------------------------------------------

COMPUTER PRODUCTS & SERVICES (15.6%)
-----------------------------------
Cisco Systems, Inc.*                                                                                        10,500           166,031
Leading provider of high-performance products used to build wide area networks

DST Systems, Inc.*                                                                                           2,300           110,837
Provides information processing services and computer software products and services to mutual funds, insurance companies and banks

EMC Corporation*                                                                                             3,900           114,660
#1 maker of mainframe computer disk memory hardware and software

Microsoft Corporation*                                                                                       6,000           328,125
Dominant developer of computer operating systems and applications software

Oracle Corporation*                                                                                          6,200            92,876
Leading developer of database management systems software; its flagship database software runs on everything from notebooks to mainframes

SunGard Data Systems Inc.*                                                                                   1,300            63,999
Computer services and software company
                                                                                         -------------------------------------------
                                                                                         TOTAL                               876,528
                                                                                         -------------------------------------------

DATA PROCESSING (9.0%)
----------------------
Automatic Data Processing, Inc.                                                                              2,300           125,074
The largest payroll and tax filing processor in the world

First Data Corporation                                                                                       4,300           256,753
Provides information processing and related services to the transaction-card, payment, teleservices and information-management industries

Fiserv, Inc.*                                                                                                2,800           125,256
Provides check clearing, funds transfer, credit card administration and data processing outsourcing services to about 7,000 financial institutions
                                                                                         -------------------------------------------
                                                                                         TOTAL                               507,083
                                                                                         -------------------------------------------


The accompanying Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                                             THE CATHOLIC LARGE-CAP GROWTH FUND
--------------------------------------------------------------------------------


Common Stocks (97.9%)                                                                                       Shares      Market Value
------------------------------------------------------------------------------------------------------------------------------------
DRUGS & MEDICAL SUPPLIES (16.2%)
--------------------------------
Cardinal Health, Inc.                                                                                        1,300          $125,775
Large U.S. wholesaler of pharmaceuticals and surgical and hospital supplies

Medtronic, Inc.                                                                                              6,250           285,875
World's #1 maker of implantable biomedical devices

Merck & Co., Inc.                                                                                            2,000           151,800
#1 drug maker in the United States; one of the world's largest prescription drug companies

Pfizer Inc.                                                                                                  8,400           343,980
Makes drugs and consumer health products
                                                                                         -------------------------------------------
                                                                                         TOTAL                               907,430
                                                                                         -------------------------------------------

ELECTRONICS (7.7%)
-----------------
Intel Corporation                                                                                           10,300          271,019
Worldwide dominant microprocessor developer and manufacturer

Solectron Corporation*                                                                                       8,300          157,783
Provides integrated manufacturing services to an array of technology companies
                                                                                         -------------------------------------------
                                                                                         TOTAL                               428,802
                                                                                         -------------------------------------------

FINANCIAL SERVICES (11.9%)
--------------------------
The Charles Schwab Corporation                                                                              11,950           184,269
Provides financial services; its eSchwab is the #1 online trader

The Goldman Sachs Group, Inc.                                                                                3,100           263,810
A leader in global investment banking; one of the top U.S. IPO underwriters

Morgan Stanley Dean Witter & Co.                                                                             1,800            96,300
Investment banking and retail brokerage company; leading credit card issuer

T. Rowe Price Group Inc.                                                                                     3,900           122,119
Manages the proprietary T. Rowe Price Mutual Funds; provides other asset management services for individuals and institutions
                                                                                         -------------------------------------------
                                                                                         TOTAL                               666,498
                                                                                         -------------------------------------------

FOOD & BEVERAGE (0.5%)
----------------------
The Coca-Cola Company                                                                                          600           27,096
World's top soft-drink company
                                                                                         -------------------------------------------
                                                                                         TOTAL                                27,096
                                                                                         -------------------------------------------

HEALTH CARE SERVICES (4.3%)
---------------------------
IMS Health Incorporated                                                                                      9,600          239,040
Leading worldwide provider of information and decision-support services to the pharmaceutical and health care industries
                                                                                         -------------------------------------------
                                                                                         TOTAL                               239,040
                                                                                         -------------------------------------------

------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                                    877/222-2402
                                                                    ------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                                             THE CATHOLIC LARGE-CAP GROWTH FUND
--------------------------------------------------------------------------------



Common Stocks (97.9%)                                                                                       Shares      Market Value
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE (5.4%)
----------------
American International Group, Inc.                                                                           3,737         $ 300,829
One of the world's largest insurance firms with operations in 130 countries
                                                                                         -------------------------------------------
                                                                                         TOTAL                               300,829
                                                                                         -------------------------------------------

MULTIMEDIA (2.0%)
-----------------
AOL Time Warner Inc.*                                                                                        2,800           112,420
Leader in media services with America Online with about 29 million subscribers, magazines such as Time, Fortune, People and Sports Illustrated; has a major presence in music, motion pictures, television and cable networks
                                                                                         -------------------------------------------
                                                                                         TOTAL                               112,420
                                                                                         -------------------------------------------

PIPELINES (1.9%)
----------------
Enron Corp.                                                                                                  1,800           104,580
Operates pipelines; constructs and operates natural-gas-fired power plants
                                                                                         -------------------------------------------
                                                                                         TOTAL                               104,580
                                                                                         -------------------------------------------

RETAIL (11.0%)
--------------
Costco Wholesale Corporation*                                                                                6,600           259,050
Largest wholesale club operator in the U.S.; also operates internationally

Fastenal Company                                                                                               800            43,600
Sells industrial and construction supplies in 600 stores

The Home Depot, Inc.                                                                                         7,300           314,630
Do-it-yourselfers and contractors alike look to this home center leader for its prices, selection and service
                                                                                         -------------------------------------------
                                                                                         TOTAL                               617,280
                                                                                         -------------------------------------------

TELECOMMUNICATIONS (4.0%)
-------------------------
JDS Uniphase Corporation*                                                                                    2,250            41,484
Products include laser subsystems and equipment for fiber-optic telecommunications, signal processing and semiconductor wafer inspection

Nokia Oyj, ADR                                                                                               7,700           184,800
World's #1 mobile phone maker, headquartered in Finland
                                                                                         -------------------------------------------
                                                                                         TOTAL                               226,284
                                                                                         -------------------------------------------


                                                      ------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS (COST $6,245,596)                                5,488,293
                                                      ------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of this schedule.


-------------------------------------------------------------------------------
Schedule of Investments (continued)
-------------------------------------------------------------------------------
                                              THE CATHOLIC LARGE-CAP GROWTH FUND
-------------------------------------------------------------------------------

                                                                       Principal
Short-Term Investments (2.2%)                                          Amount                 Market Value
-----------------------------------------------------------------------------------------------------------

VARIABLE-RATE DEMAND NOTES (2.2%)
---------------------------------
American Family Financial Services, Inc., 4.630%                        $53,761                    $53,761
Sara Lee Corporation, 4.655%                                              9,878                      9,878
Wisconsin Corporate Central Credit Union, 4.725%                         56,088                     56,088
Wisconsin Electric Power Company, 4.630%                                  3,837                      3,837

                                    -----------------------------------------------------------------------
                                    TOTAL SHORT-TERM INVESTMENTS (COST $123,564)                   123,564
                                    -----------------------------------------------------------------------


                                    -----------------------------------------------------------------------
                                    TOTAL INVESTMENTS (100.1%) (COST $6,369,160)                 5,611,857
                                    -----------------------------------------------------------------------


                                    -----------------------------------------------------------------------
                                    LIABILITIES, LESS OTHER ASSETS (-0.1%)                         (3,740)
                                    -----------------------------------------------------------------------

                                    -----------------------------------------------------------------------
                                    TOTAL NET ASSETS (100.0%)                                    $5,608,117
                                    -----------------------------------------------------------------------


* Non-income producing
ADR - American Depository Receipt

------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                                    877/222-2402
                                                                    -----------

-------------------------------------------------------------------------------
Schedule of Investments
AS OF MARCH 31, 2001 (UNAUDITED)
-------------------------------------------------------------------------------
                              THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------------


Common Stocks (99.8%)                                                                                      Shares       Market Value
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE (0.5%)
----------------
The B.F. Goodrich Company                                                                                      600           $23,022
Leader in aerospace systems and services and in specialty chemicals; it no longer makes tires
                                                                                         -------------------------------------------
                                                                                         TOTAL                                23,022
                                                                                         -------------------------------------------

AIR TRANSPORTATION (0.7%)
-------------------------
Delta Air Lines, Inc.                                                                                          400            15,800
Provides air transportation in the U.S. and more than 30 other countries

UAL Corporation                                                                                                500            16,525
Holding company for United Air Lines, the #1 air carrier in the world
                                                                                         -------------------------------------------
                                                                                         TOTAL                                32,325
                                                                                         -------------------------------------------

APPLIANCES (0.3%)
-----------------
Maytag Corporation                                                                                             500            16,125
Third-largest manufacturer of major home appliances in the United States under the Maytag, Hoover, Jenn-Air, Admiral and Magic Chef brands
                                                                                         -------------------------------------------
                                                                                         TOTAL                                16,125
                                                                                         -------------------------------------------


Autos & Trucks (0.5%)
---------------------
Ford Motor Company                                                                                             898            25,252
World's largest truck maker; #2 manufacturer of cars and trucks combined
                                                                                         -------------------------------------------
                                                                                         TOTAL                                25,252
                                                                                         -------------------------------------------

BANKING (5.6%)
--------------
Charter One Financial, Inc.                                                                                  1,212            34,300
Holding company for Charter One Bank (among the top five U.S. thrifts)

Comerica Incorporated                                                                                          400            24,600
Holding company for bank subsidiaries that operate over 300 offices in Michigan, Texas,
California and Florida

Dime Bancorp, Inc.                                                                                             600            19,650
Holding company for Dime Savings Bank of New York

FleetBoston Financial Corporation                                                                              900            33,975
Holding company for Fleet National Bank, which provides deposit, automated-teller and computer-banking services; originates real-estate, business and consumer loans; also has nonbank subsidiaries

J.P. Morgan Chase & Co.                                                                                      2,110            94,739
Holding company for subsidiaries that provide financial services, international and investment banking, security trading, consumer and real-estate financing, trust, discount-brokerage, leasing, computer-banking services and credit cards

UnionBanCal Corporation                                                                                        600            17,430
Holding company for Union Bank of California, which operates globally
The accompanying Notes to Financial Statements are an integral part of this schedule


--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


Common Stocks (99.8%)                                                                                       Shares      Market Value
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Bancorp                                                                                                 1,100           $25,520
Holding company for two bank subsidiaries that provide savings, checking, money market and individual retirement accounts

Wells Fargo & Company                                                                                          400            19,788
Holding company for subsidiaries that operate more than 5,600 banking and mortgage-lending offices worldwide
                                                                                         -------------------------------------------
                                                                                         TOTAL                               270,002
                                                                                         -------------------------------------------


CABLE TV (0.3%)
---------------
Comcast Corporation, Class A*                                                                                  300            12,581
Operates cable communication systems; serves about 5.7 million subscribers in the U.S.
                                                                                         -------------------------------------------
                                                                                         TOTAL                                12,581
                                                                                         -------------------------------------------


CASINOS & HOTELS (0.2%)
-----------------------
Mandalay Resort Group*                                                                                         600            11,982
Owns 10 casino/hotels in Nevada, including Mandalay Bay, Circus Circus, Excalibur and
Luxor in Las Vegas
                                                                                         -------------------------------------------
                                                                                         TOTAL                                11,982
                                                                                         -------------------------------------------


CHEMICALS (1.2%)
----------------
The Dow Chemical Company                                                                                     1,000            31,570
World leader in the production of plastics, chemicals, hydrocarbons, herbicides and pesticides

The Lubrizol Corporation                                                                                       800            24,240
Makes fuel additives designed to control deposits and improve combustion; has 1,100 products marketed worldwide
                                                                                         -------------------------------------------
                                                                                         TOTAL                                55,810
                                                                                         -------------------------------------------

COMMUNICATIONS (1.0%)
---------------------
Broadwing Inc.*                                                                                                500             9,575
Provides telecommunications services and offers long-distance, Internet and data services

Clear Channel Communications, Inc.*                                                                            300            16,335
#1 radio station owner in the United States; owns programs or sells airtime worldwide

Motorola, Inc.                                                                                               1,700            24,242
Makes cellular products, semiconductors, two-way radios, pagers, computers and networking peripherals
                                                                                         -------------------------------------------
                                                                                         TOTAL                                50,152
                                                                                         -------------------------------------------



------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                                    877/222-2402
                                                                   -------------


--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

Common Stocks (99.8%)                                                                                       Shares      Market Value
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER PRODUCTS & SERVICES (6.5%)
-----------------------------------
Cisco Systems, Inc.*                                                                                         3,000          $ 47,438
Leading provider of high-performance products used to build wide area networks

Diebold, Incorporated                                                                                          400            10,984
U.S.'s leading producer of automated teller machines (ATMs)

EMC Corporation*                                                                                             1,300            38,220
#1 maker of mainframe computer disk memory hardware and software

Hewlett-Packard Company                                                                                      1,100            34,397
#3 computer company; provides computers, imaging and printing peripherals, software and related services

Microsoft Corporation*                                                                                       2,100           114,844
Dominant developer of computer operating systems and applications software

Oracle Corporation*                                                                                          2,400            35,952
Leading developer of database management systems software; its flagship database software runs on everything from notebooks to mainframes

Quantum Corporation - Hard Disk Drive*                                                                       1,200            12,672
A top U.S. maker of disk drives

VeriSign, Inc.*                                                                                                100             3,544
Its software provides digital certificates of authentication used to encrypt data and protect access to data and transactions sent over the Internet and large networks

VERITAS Software Corporation*                                                                                  300            13,872
Develops computer storage-management products and software tools
                                                                                         -------------------------------------------
                                                                                         TOTAL                               311,923
                                                                                         -------------------------------------------


COMPUTERS & SOFTWARE (3.3%)
---------------------------
Adobe Systems Incorporated                                                                                     750            26,228
Leader in desktop publishing software, including Photoshop, Illustrator and PageMaker

Compaq Computer Corporation                                                                                    500             9,100
#1 PC maker in the world; second-largest computer seller in the world

Gateway, Inc.*                                                                                                 700            11,767
#2 direct marketer of personal computers in the U.S.

International Business Machines Corporation                                                                    800            76,944
World's top provider of computer hardware; #2 provider of software

Sun Microsystems, Inc.*                                                                                      2,200            33,814
Manufactures computer equipment and software including network servers, workstations, peripheral equipment and operating software
                                                                                         -------------------------------------------
                                                                                         TOTAL                               157,853
                                                                                         -------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
Schedule of Investments (continued)
-------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


Common Stocks (99.8%)                                                                                       Shares      Market Value
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS (0.7%)
------------------------
The Clorox Company                                                                                            400            $12,580
Produces bleaches, food products and other cleaning products, including Pine Sol and
Formula 409 household cleansers and S.O.S. soap pads

Tupperware Corporation                                                                                        900             21,474
Makes a variety of household products
                                                                                         -------------------------------------------
                                                                                         TOTAL                                34,054
                                                                                         -------------------------------------------


COSMETICS & TOILETRIES (1.8%)
-----------------------------
Avon Products, Inc.                                                                                         1,200            47,988
World's largest direct seller of cosmetics and beauty-related items

Kimberly-Clark Corporation                                                                                    600            40,698
World's top maker of personal paper products, including Kleenex and Scott

                                                                                         -------------------------------------------
                                                                                         TOTAL                                88,686
                                                                                         -------------------------------------------


DATA PROCESSING (0.6%)
----------------------
First Data Corporation                                                                                         300            17,913
Provides information processing and related services to the transaction-card, payment, teleservices and information-management industries

Fiserv, Inc.*                                                                                                  200             8,947
Provides check clearing, funds transfer, credit card administration and data processing outsourcing services to about 7,000 financial institutions
                                                                                         -------------------------------------------
                                                                                         TOTAL                                26,860
                                                                                         -------------------------------------------


DISTRIBUTION (0.4%)
-------------------
Tech Data Corporation*                                                                                         700           20,650
World's #2 distributor of microcomputer products
                                                                                         -------------------------------------------
                                                                                         TOTAL                                20,650
                                                                                         -------------------------------------------

DIVERSIFIED SERVICES & MANUFACTURING (1.8%)
--------------------------------------------
Illinois Tool Works Inc.                                                                                       484            27,511
Makes a range of products used in the automotive, construction, and food and beverage industries

Pentair, Inc.                                                                                                  700            17,836
Products include portable power tools, lubricating tools, battery-charging and testing equipment, pumps and pumping systems, and woodworking machinery

Tyco International Ltd.                                                                                        900            38,907
World leader in security and fire protection
                                                                                         -------------------------------------------
                                                                                         TOTAL                                84,254
                                                                                         -------------------------------------------


------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                                    ------------
                                                                    877/222-2402

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------

                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


Common Stocks (99.8%)                                                                                       Shares      Market Value
------------------------------------------------------------------------------------------------------------------------------------
DRUGS & MEDICAL SUPPLIES (6.2%)
-------------------------------
AmeriSource Health Corporation*                                                                                   400       $ 19,620
Distributes wholesale pharmaceuticals and health care products

Bergen Brunswig Corporation, Class A                                                                            2,300         38,180
Distributes drugs and medical-surgical supplies; provides over-the-counter medications, beauty products and sundries

Forest Laboratories, Inc.*                                                                                        300         17,772
Develops and manufactures name-brand and generic prescription and nonprescription pharmaceutical products

Genentech, Inc.*                                                                                                  300         15,150
Develops and produces pharmaceuticals; products include Herceptin, an antibody that treats breast cancer and Protropin, a growth hormone used to alter short stature associated with genetic disorders in children

Merck & Co., Inc.                                                                                               1,400        106,260
#1 drug maker in the United States; one of the world's largest prescription drug companies

Pfizer Inc.                                                                                                       900         36,855
Makes drugs and consumer health products

Schering-Plough Corporation                                                                                     1,700         62,101
Develops and markets prescription drugs, animal health products, over-the-counter drugs, and foot care and sun care products
                                                                                         -------------------------------------------
                                                                                         TOTAL                               295,938
                                                                                         -------------------------------------------

ELECTRICAL EQUIPMENT (3.5%)
---------------------------
General Electric Company                                                                                        4,000        167,440
Produces aircraft engines, transportation equipment, appliances, lighting, electric distribution and control equipment and related products; a major presence in financial services
                                                                                         -------------------------------------------
                                                                                         TOTAL                               167,440
                                                                                         -------------------------------------------




The accompanying Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


Common Stocks (99.8%)                                                                                       Shares      Market Value
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS (4.1%)
------------------
Avnet, Inc.                                                                                                   900            $18,450
U.S.'s second-largest distributor of electronic components and computer products

AVX Corporation                                                                                               700             12,082
Makes passive electronic components for cell phones, space rockets, photocopiers, automotive braking systems, hearing aids and locomotives

Intel Corporation                                                                                           2,900             76,306
Worldwide dominant microprocessor developer and manufacturer

L-3 Communications Holdings, Inc.*                                                                            300             23,685
Makes sophisticated secure communications products

Sanmina Corporation*                                                                                          500              9,781
Contract manufacturer of high-end electronic components

Symbol Technologies, Inc.                                                                                     600             20,940
A world leader in portable data terminals and bar code scanners

Texas Instruments Incorporated                                                                              1,200             37,176
Makes semiconductors, analog chips, logic chips and microprocessors
                                                                                         -------------------------------------------
                                                                                         TOTAL                               198,420
                                                                                         -------------------------------------------

FINANCIAL SERVICES (9.7%)
-------------------------
Ambac Financial Group, Inc.                                                                                   400             25,372
Financial holding company whose subsidiaries sell financial guaranty insurance

American Express Company                                                                                    1,000             41,300
Provides charge and credit cards, travelers checks, financial planning, investment products, insurance and international banking

The Bear Stearns Companies Inc.                                                                               300             13,722
Holding company for Bear Stearns & Company, which provides financial services including, investment banking, securities trading and brokerage through offices worldwide

The CIT Group, Inc.                                                                                           800             23,104
Offers commercial and consumer financing to businesses and individuals

Citigroup Inc.                                                                                              1,900             85,462
The largest financial services company (formed from the merger of Citicorp and Travelers
Group)

Countrywide Credit Industries, Inc.                                                                           400             19,740
Fourth-largest mortgage issuer and servicer in the nation; offers products and services complementary to its mortgage-banking business through its other subsidiaries

Fannie Mae                                                                                                    500             39,800
Federally chartered, stockholder-owned company; largest secondary buyer of real-estate mortgages in the United States

Freddie Mac                                                                                                   600             38,898
Buys conventional residential mortgages from banks and mortgage bankers

------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.


                                                                    877/222-2402
                                                                    ------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


Common Stocks (99.8%)                                                                                       Shares      Market Value
------------------------------------------------------------------------------------------------------------------------------------
The Goldman Sachs Group, Inc.                                                                                 350            $29,785
A leader in global investment banking; one of the top U.S. IPO underwriters

Household International, Inc.                                                                                 400             23,696
Through its subsidiaries, provides co-branded and private-label credit cards, as well as financing for purchases

Lehman Brothers Holdings Inc.                                                                                 500             31,350
Businesses include raising capital through securities underwriting and direct placements, corporate-finance advisory services, merchant banking, securities sales and trading, institutional asset management, research services and the trading of foreign securities, commodities and other products

Merrill Lynch & Co., Inc.                                                                                     300             16,620
Retail/wholesale financial supermarket

Morgan Stanley Dean Witter & Co.                                                                              600             32,100
Investment banking and retail brokerage company; leading credit card issuer

Washington Mutual, Inc.                                                                                       800             43,800
Largest U.S. thrift, with more than 2,000 facilities
                                                                                         -------------------------------------------
                                                                                         TOTAL                              464,749
                                                                                         -------------------------------------------

FOOD & BEVERAGE (4.7%)
----------------------
The Coca-Cola Company                                                                                         300             13,548
World's top soft-drink company

General Mills, Inc.                                                                                           700             30,107
Makes and markets a variety of food products including Cheerios, Gold Medal, Betty
Crocker, Bisquick, Hamburger Helper and Fruit Roll-Ups

McCormick & Company, Incorporated                                                                           1,200             50,388
World's #1 spice maker; also makes specialty food products

The Pepsi Bottling Group, Inc.                                                                                300             11,403
Manufactures and distributes beverages for PepsiCo worldwide

The Quaker Oats Company                                                                                       600             58,230
Produces a diverse line of food products

Safeway Inc.*                                                                                                 800             44,120
Food retailer with over 1,500 stores located throughout the U.S. and Canada

SUPERVALU INC.                                                                                               1,200            15,996
Supplies about 4,800 grocery stores nationwide with brand-name and private-label merchandise; operates nearly 350 company-owned stores
                                                                                         -------------------------------------------
                                                                                         TOTAL                               223,792
                                                                                         -------------------------------------------


The accompanying Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


Common Stocks (99.8%)                                                                                       Shares      Market Value
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE SERVICES & SUPPLIES (6.1%)
--------------------------------------
Allergan, Inc.                                                                                                300            $22,245
A leading maker of eye care and skin care products with worldwide distribution

Amgen Inc.*                                                                                                   800             48,150
Makes and markets therapeutic products for hematopoiesis (blood cell production), inflammation, autoimmunity, neurobiology and soft-tissue repair

Bausch & Lomb, Incorporated                                                                                   300             13,698
#1 maker of contact lenses, lens care products and eyedrops

Baxter International Inc.                                                                                     550             51,777
Produces blood transfusion systems, hemophilia treatments, home dialysis systems and intravenous products

Bristol-Myers Squibb Company                                                                                1,100             65,340
Sells products including Clairol and Excederin; 70% of sales from pharmaceuticals

IMS Health Incorporated                                                                                       500             12,450
Leading worldwide provider of information and decision-support services to the pharmaceutical and health care industries

Johnson & Johnson                                                                                             900             78,723
One of the world's largest and most diversified health care product makers
                                                                                         -------------------------------------------
                                                                                         TOTAL                               292,383
                                                                                         -------------------------------------------

HEALTH MAINTENANCE ORGANIZATION (0.8%)
--------------------------------------
Oxford Health Plans, Inc.*                                                                                     400            10,700
A managed-care company whose products include point-of-service managed-care plans, health-maintenance organizations (HMOs), third-party administration of employee-benefit plans, Medicare and Medicaid plans, and dental plans

Trigon Healthcare, Inc.*                                                                                       200            10,300
Provides managed health care to approximately 1.9 million members primarily through statewide and regional provider networks

Wellpoint Health Networks Inc.*                                                                                200            19,062
Operates managed health-care networks in California and a pharmacy network nationwide
                                                                                         -------------------------------------------
                                                                                         TOTAL                                40,062
                                                                                         -------------------------------------------

INDUSTRIAL GASES (0.3%)
-----------------------
Praxair, Inc.                                                                                                  300            13,395
Makes gases such as oxygen, carbon dioxide, nitrogen, helium, hydrogen and argon, which are used in the metal-fabrication, primary-metals, chemicals, electronics, oil-and-gas, food-processing and pulp-and-paper industries
                                                                                         -------------------------------------------
                                                                                         TOTAL                                13,395
                                                                                         -------------------------------------------

------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                                    877/222-2402
                                                                    ------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                              THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


Common Stocks (99.8%)                                                                                     Shares       Market Value
-----------------------------------------------------------------------------------------------------------------------------------
Instruments (0.5%)
------------------
Johnson Controls, Inc.                                                                                       400           $ 24,984
Makes automobile seats, interior systems and batteries, as well as environmental control systems for commercial buildings
                                                                                         -------------------------------------------
                                                                                         TOTAL                                24,984
                                                                                         -------------------------------------------

INSURANCE (4.2%)
----------------
Allmerica Financial Corporation                                                                               150              7,783
Provides property and casualty, homeowners', personal and commercial automobile, marine, aircraft, fire, surety, fidelity and workers' compensation insurance as well as investment products

The Allstate Corporation                                                                                    1,100             46,134
Second-largest property-liability insurer in the U.S. based on premiums earned

American General Corporation                                                                                1,000             38,250
Provides retirement products, individual life insurance and consumer finance

American International Group, Inc.                                                                            300             24,150
One of the world's largest insurance firms

The Hartford Financial Services Group, Inc.                                                                   600             35,400
Offers life insurance, annuities, employee benefits administration, asset management and mutual funds

MGIC Investment Corporation                                                                                   150             10,263
Provides private mortgage-insurance coverage to mortgage bankers, savings institutions, commercial banks, mortgage brokers, credit unions and other lenders

Nationwide Financial Services, Inc.                                                                           200              7,596
Holding company for Nationwide Life Insurance and other firms that offer or distribute long-term savings and retirement products

Old Republic International Corporation                                                                        700             19,880
Insurance holding company whose subsidiaries underwrite property and liability, title, mortgage-guaranty and life insurance

UnumProvident Corporation                                                                                     500             14,610
Insurance holding company with operations including individual and group insurance with life, disability and health coverage
                                                                                         -------------------------------------------
                                                                                         TOTAL                               204,066
                                                                                         -------------------------------------------

INTERNET (0.1%)
---------------
Yahoo! Inc.*                                                                                                  400              6,300
The top Internet portals bringing in its revenue from banner ads and sponsorships
                                                                                         -------------------------------------------
                                                                                         TOTAL                                 6,300
                                                                                         -------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                              THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

Common Stocks (99.8%)                                                                                      Shares       Market Value
-----------------------------------------------------------------------------------------------------------------------------------
MACHINERY--DIVERSIFIED (0.4%)
-----------------------------
Ingersoll-Rand Company                                                                                        500            $19,855
Makes mining equipment, air compressors, production equipment, bearings, components, power-generation pumps and architectural hardware

                                                                                         -------------------------------------------
                                                                                         TOTAL                               19,855
                                                                                         -------------------------------------------

MANUFACTURING (1.4%)
-------------------
American Standard Companies Inc.*                                                                             300             17,721
Leading global competitor with technologically advanced products in the air conditioning systems, bathroom and kitchen fixtures and fittings, and vehicle control systems markets

Corning Incorporated                                                                                        1,000             20,690
One of the world's top makers of fiber-optic cable, which it invented more than 20 years ago

Energizer Holdings, Inc.*                                                                                     600             15,000
#2 U.S. battery maker; known for pink bunny marketing icon

York International Corporation                                                                                500             13,840
Produces heating, ventilating, air-conditioning and refrigeration products
                                                                                         -------------------------------------------
                                                                                         TOTAL                                67,251
                                                                                         -------------------------------------------

METAL (0.6%)
------------
Alcoa Inc.                                                                                                    800             28,760
Produces primary, semi-fabricated and finished aluminum products as well as alumina and alumina-based chemicals

                                                                                         -------------------------------------------
                                                                                         TOTAL                                28,760
                                                                                         -------------------------------------------

MULTIMEDIA (3.4%)
-----------------
AOL Time Warner Inc.*                                                                                       1,800             72,270
Leader in media services with America Online with about 29 million subscribers, magazines such as Time, Fortune, People and Sports Illustrated; has a major presence in music, motion pictures, television and cable networks

Gannett Co., Inc.                                                                                             400             23,888
Largest newspaper publisher in the U.S. (its flagship being USA TODAY); also active in TV broadcasting

Viacom Inc., Class B*                                                                                         700             30,779
World's #2 media company; owns CBS, Paramount Pictures, UPN, MTV Networks, Showtime
Networks and 50% of Comedy Central

The Walt Disney Company                                                                                     1,300             37,180
Operates Walt Disney World resort in Florida, Disneyland theme park and two hotels in
California; earns royalties from Disneyland Tokyo and Paris; makes and distributes movies

                                                                                         -------------------------------------------
                                                                                         TOTAL                               164,117
                                                                                         -------------------------------------------

------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                                    877/222-2402
                                                                    ------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

Common Stocks (99.8%)                                                                                         Shares    Market Value
------------------------------------------------------------------------------------------------------------------------------------
OIL (7.3%)
-----------
Anadarko Petroleum Corporation                                                                                 300           $18,834
Operates oil and natural gas wells, primarily in the Western region of the United States

Chevron Corporation                                                                                            800            70,240
#3 U.S. integrated oil company

Exxon Mobil Corporation                                                                                        800            64,800
World's #1 integrated oil company

Murphy Oil Corporation                                                                                         400            26,632
Explores for and produces oil and gas

Royal Dutch Petroleum Company                                                                                  400            22,176
World's #2 oil and gas conglomerate

Sunoco, Inc.                                                                                                   400            12,972
Owns and operates refineries where it produces motor fuels, lubricants, aromatics and related products; markets its refined gasoline through more than 3,600 Sunoco service stations

Texaco, Inc.                                                                                                   700            46,480
Markets fuel and lubricants worldwide; operates transportation, trading and distribution facilities

Tidewater Inc.                                                                                                 400            18,080
Support services such as drilling-rig towing and supplies transportation to the offshore petroleum industry worldwide; operates towing-supply, crew, safety and offshore-tug vessels for use in its support services

Ultramar Diamond Shamrock Corporation                                                                        1,000            36,180
#2 independent oil refining and marketing company in the U.S.

USX-Marathon Group                                                                                           1,200            32,340
Major revenue generator of USX's two business units (USX-U.S. Steel is the other);
explores for and produces oil and gas in several countries
                                                                                         -------------------------------------------
                                                                                         TOTAL                               348,734
                                                                                         -------------------------------------------

PAINTING PRODUCTS (1.0%)
------------------------
The Sherwin-Williams Company                                                                                 1,900            48,412
Largest paint company in the U.S.

                                                                                         -------------------------------------------
                                                                                         TOTAL                                48,412
                                                                                         -------------------------------------------

PAPER & RELATED PRODUCTS (0.6%)
-------------------------------
Boise Cascade Corporation                                                                                      400            12,560
Manufactures uncoated free-sheet papers, newsprint, containerboard and pulp; also produces plywood, lumber and particle board

Georgia-Pacific Group                                                                                          500            14,700
Produces plywood, strand board, dimensional lumber and gypsum wallboard, which it sells to the construction industry and the retail market; also makes pulp, adhesives and resins for use in papermaking and paper products

                                                                                         -------------------------------------------
                                                                                         TOTAL                                27,260
                                                                                         -------------------------------------------


The accompanying Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


Common Stocks (99.8%)                                                                                       Shares      Market Value
------------------------------------------------------------------------------------------------------------------------------------
PIPELINES (0.6%)
----------------
Equitable Resources, Inc.                                                                                      200          $13,800
An energy company with an emphasis on natural-gas distribution and transmission

The Williams Companies, Inc.                                                                                   300           12,855
Produces and transports natural gas and petroleum products; provides telephone service
                                                                                         -------------------------------------------
                                                                                         TOTAL                                26,655
                                                                                         -------------------------------------------

PRINTING & PUBLISHING (1.6%)
----------------------------
Dow Jones & Company, Inc.                                                                                      400            20,940
Publishes the Wall Street Journal, Barron's and SmartMoney (jointly owned with Hearst);
supplies information electronically to more than 1.1 million subscribers through the Dow
Jones Newswires

Knight-Ridder, Inc.                                                                                            775            41,625
Publishes newspapers including the Detroit Free Press, The Philadelphia Inquirer and The
Miami Herald

Lexmark International, Inc.*                                                                                   300            13,656
A leading maker of computer printers and related products
                                                                                         -------------------------------------------
                                                                                         TOTAL                                76,221
                                                                                         -------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.8%)
--------------------------------------------
AMB Property Corporation                                                                                       500            12,300
Owns 724 industrial properties aggregating approximately 65.2 million square feet and nine retail properties that have a total of about 1.6 million square feet

Equity Office Properties Trust                                                                                 600            16,800
Has an interest in 284 office properties containing approximately 75.1 million rentable square feet of office space and owned or had an interest in 19 stand-alone parking facilities containing about 18,060 parking spaces

Equity Residential Properties Trust                                                                            200            10,406
Wholly or partially owns more than 1,100 apartment communities containing over 200,000 units in 36 states

                                                                                         -------------------------------------------
                                                                                         TOTAL                                39,506
                                                                                         -------------------------------------------

------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                                    877/222-2402
                                                                    ------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------



Common Stocks (99.8%)                                                                                       Shares      Market Value
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL (5.2%)
-------------
Best Buy Co., Inc.*                                                                                            600           $21,576
Sells home office products, consumer electronics, entertainment software and appliances throughout the U.S.

BJ's Wholesale Club, Inc.*                                                                                     400            19,140
Operates about 118 warehouse club stores in the eastern region of the
United States

Brinker International, Inc.*                                                                                   500            13,955
Operates over 1,100 restaurants worldwide, including Chili's Grill & Bar, Maggiano's,
Romano's Macaroni Grill, Big Bowl, On the Border Mexican Cafe,  EatZi's and Corner Bakery

CVS Corporation                                                                                                300            17,547
Operates more than 4,130 stores in 31 states, primarily in the Northeast, Mid-Atlantic,
Midwest, Southeast and the District of Columbia

Federated Department Stores, Inc.*                                                                             900            37,395
Largest upscale department store retailer in the U.S., with over 400 stores in 33 states, including the prestigious Bloomingdale's and Macy's chains

The Home Depot, Inc.                                                                                           300            12,930
Do-it-yourselfers and contractors alike look to this home center leader for its prices, selection and service

Lowe's Companies, Inc.                                                                                         400            23,380
#2 U.S. home improvement retail chain

The May Department Stores Company                                                                              500            17,740
Largest department store retailer in the country operating as Lord & Taylor, Foley's,
Robinsons-May, Hecht's, Strawbridge's, L.S. Ayres, Kaufmann's, Filene's, Famous-Barr and
Meier & Frank

Ross Stores, Inc.                                                                                              900            16,875
Operates a discount clothing chain; sells a variety of consumer products

Tricon Global Restaurants, Inc.*                                                                               300            11,457
Owns, operates, licenses or franchises 12,000 Pizza Hut, Taco Bell and KFC restaurants in
95 countries and territories

Wal-Mart Stores, Inc.                                                                                        1,100            55,550
World's #1 retailer with about 4,000 stores
                                                                                         -------------------------------------------
                                                                                         TOTAL                               247,545
                                                                                         -------------------------------------------

SEMICONDUCTORS (0.4%)
---------------------
Teradyne, Inc.*                                                                                                200             6,600
One of the world's top makers of automated test equipment

Xilinx, Inc.*                                                                                                  300            10,538
Leads in field-programmable gate arrays and complex programmable logic devices
                                                                                         -------------------------------------------
                                                                                         TOTAL                                17,138
                                                                                         -------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

Common Stocks (99.8%)                                                                                       Shares      Market Value
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (8.0%)
-------------------------
ALLTEL Corporation                                                                                            550            $28,853
Provides local phone service; has gained approval to provide competitive local access service

CenturyTel, Inc.                                                                                              900             25,875
Sells mainstream telecommunications services

Crown Castle International Corp.*                                                                           1,300             19,256
Owns and operates wireless-communications towers and broadcast-transmission infrastructure

EchoStar Communications Corporation, Class A*                                                                 200              5,537
Second-largest U.S. direct broadcast satellite TV provider, operating the
DISH Network

JDS Uniphase Corporation*                                                                                     300              5,531
Products include laser subsystems and equipment for fiber-optic telecommunications, signal processing and semiconductor wafer inspection

Lucent Technologies Inc.                                                                                    1,200             11,964
Leading U.S. maker of telecom equipment and software

Nextel Communications, Inc. Class A*                                                                          700             10,063
Major digital mobile phone operator in the U.S.; has wireless Internet access and international roaming

Nortel Networks Corporation                                                                                   600              8,430
North America's #2 maker of telecom products including switching, wireless and broadband network systems; a leader in fiber-optic systems

QUALCOMM Incorporated*                                                                                        600            33,975
Manufactures systems for use in two-way mobile satellite communication and tracking that provide data-transmission and position-reporting services for transportation companies and other mobile customers

Qwest Communications International Inc.*                                                                      864             30,283
Provides Internet access, data, multimedia and voice services over its 25,500-mile broadband fiber-optic network

SBC Communications Inc.                                                                                     1,900             84,797
Operates more than 37 million access lines in eight states; has agreed to buy Ameritech in a deal that would create the nation's #1 local telephone company

Sprint Corporation                                                                                            800             17,592
Provides local telephone service; distributes telecom equipment; publishes directories

Sprint Corporation (PCS Group)*                                                                               700             13,300
Runs an all-digital wireless network that serves about 7.4 million subscribers

Verizon Communications Inc.                                                                                 1,100             54,230
#1 local phone company in the U.S.; #2 telecom services provider, behind AT&T

WorldCom, Inc.*                                                                                             1,800             33,637
Provides interstate and international telephone, operator, billing and collection services; owns a nationwide common carrier network of about 11,000 miles of fiber optic cable and digital microwave facilities
                                                                                         -------------------------------------------
                                                                                         TOTAL                               383,323
                                                                                         -------------------------------------------



------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                                   877/222-2402
                                                                   ------------
--------------------------------------------------------------------------------
Schedule of Investments (continued)
-------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


Common Stocks (99.8%)                                                                                      Shares       Market Value
------------------------------------------------------------------------------------------------------------------------------------
TRAVEL (0.3%)
-------------
Galileo International, Inc.                                                                                   700            $15,330
Second-largest CRS for the travel industry; its Galileo and Apollo booking systems allow travel agents to book plane, hotel and car rental reservations

                                                                                         -------------------------------------------
                                                                                         TOTAL                                15,330
                                                                                         -------------------------------------------

UTILITIES (2.6%)
----------------
Ameren Corporation                                                                                            700             28,665
Serves about 1.5 million electricity customers and 300,000 for natural gas

Constellation Energy Group                                                                                    300             13,230
Electric and natural-gas utility

KeySpan Corporation                                                                                           300             11,439
Distributes natural gas to approximately 2.5 million customers in the Northeast

Mirant Corporation*                                                                                           400             14,200
Provides gas and electric power in North and South America, Europe and Asia

NRG Energy, Inc.*                                                                                             600             21,840
Owns all or a portion of 57 generation projects

Public Service Enterprise Group Incorporated                                                                  800             34,528
Through a subsidiary, provides electricity and natural gas in New Jersey
                                                                                         -------------------------------------------
                                                                                         TOTAL                              123,902
                                                                                         -------------------------------------------

                                                      ------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS (COST $5,344,555)                                4,787,069
                                                      ------------------------------------------------------------------------------


                                                                                                         Principal
Short-Term Investments (0.3%)                                                                               Amount      Market Value
------------------------------------------------------------------------------------------------------------------------------------

VARIABLE-RATE DEMAND NOTES (0.3%)
------------------------------------------------------------------------------------------------------------------------------------

Wisconsin Corporate Central Credit Union, 4.725%                                                           $16,230           $16,230
Wisconsin Electric Power Company, 4.630%                                                                       120               120
                                                      ------------------------------------------------------------------------------

                                                      TOTAL SHORT-TERM INVESTMENTS (COST $16,350)                             16,350
                                                      ------------------------------------------------------------------------------


                                                      ------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS (100.1%) (COST $5,360,905)                         4,803,419
                                                      ------------------------------------------------------------------------------


                                                      ------------------------------------------------------------------------------
                                                      LIABILITIES, LESS OTHER ASSETS (-0.1%)                                 (4,228)
                                                      ------------------------------------------------------------------------------

                                                      ------------------------------------------------------------------------------
                                                      TOTAL NET ASSETS (100.0%)                                          $4,799,191
                                                      ------------------------------------------------------------------------------


* Non-income producing

The accompanying Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
Schedule of Investments
AS OF MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                 THE CATHOLIC MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                      Principal                  Amortized
Commercial Paper (100.0%)                                              Amount                         Cost
----------------------------------------------------------------------------------------------------------
AES Shady Point Inc., 5.26%, 5/15/01                                   $390,000                   $387,493
Banque Nationale de Paris Canada, 6.41%, 5/16/01                        325,000                    322,396
Blue Ridge Asset Funding, 5.60%, 4/2/01
   (Acquired 3/30/01; Cost $249,961)r                                   250,000                    249,961
Equilon Enterprises LLC, 4.80%, 6/8/01                                  575,000                    569,787
Erasmus Capital Corp., 4.91%, 6/8/01
   (Acquired 3/9/01; Cost $495,363)r                                    500,000                    495,363
Fidex PLC, 5.41%, 4/25/01
   (Acquired 2/20/01; Cost $458,341)r                                   460,000                    458,341
Fountain Square Commercial Funding Corp., 4.97%, 6/1/01
   (Acquired 3/1/01; Cost $347,052)r                                    350,000                    347,052
Goldman Sachs Group Inc., 5.58%, 4/30/01                                400,000                    398,270
GOVCO Incorporated, 5.00%, 6/1/01
   (Acquired 3/5/01; Cost $347,035)r                                    350,000                    347,035
Halifax PLC, 5.25%, 5/2/01                                              500,000                    497,739
K2 (USA) LLC, 4.86%, 7/5/01                                             500,000                    493,587
KFW International Finance, 5.30%, 4/24/01                               300,000                    298,984
Kitty Hawk Funding Corporation, 5.25%, 4/27/01
   (Acquired 2/1/01; Cost $358,635)r                                    360,000                    358,635
Lloyds TSB Bank PLC, 4.60%, 7/16/01                                     500,000                    493,228
Marmon Holdings Inc., 6.27%, 4/20/01
   (Acquired 12/18/00; Cost $338,875)r                                  340,000                    338,875
Marshall & Ilsley Corporation, 6.35%, 4/23/01                           500,000                    498,060
Monsanto Company, 5.07%, 7/20/01
   (Acquired 2/12/01; Cost $526,712)r                                   535,000                    526,712
Morgan Stanley Dean Witter & Co., 5.34%, 4/19/01                        400,000                    398,932
Parish of West Baton Rouge, 5.38%, 4/23/01
   (Acquired 2/14/01; Cost $500,000)r                                   500,000                    500,000
Peacock Funding Corporation, 5.37%, 4/10/01
   (Acquired 2/15/01; Cost $409,449)r                                   410,000                    409,449
Repeat Offering Securitisation Entity (ROSE) Inc., 5.45%, 4/24/01
   (Acquired 1/23/01; Cost $473,346)r                                   475,000                    473,346
Spintab-Swedmortgage, 4.83%, 6/8/01                                     400,000                    396,350
Stellar Funding Group, Inc., 5.08%, 4/6/01
   (Acquired 3/16/01; Cost $399,718)r                                   400,000                    399,718
Sunflowers Funding Corp., 5.00%, 4/25/01
   (Acquired 3/23/01; Cost $323,917)r                                   325,000                    323,917
Swiss Re Financial Products, 4.88%, 6/8/01                              500,000                    495,391
Total Fina Elf SA, 4.80%, 5/21/01
   (Acquired 3/20/01; Cost $496,667)r                                   500,000                    496,667
UBN Delaware Inc., 5.00%, 5/23/01                                       460,000                    456,678
Variable Funding Capital, 5.36%, 4/5/01
   (Acquired 2/2/01; Cost $489,708)r                                    490,000                    489,708

                                                      ----------------------------------------------------
                                                      TOTAL COMMERCIAL PAPER                    11,921,674
                                                      ----------------------------------------------------


------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                                    877/222-2402
                                                                    ------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                                                 THE CATHOLIC MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                     Principal                Amortized
Short-Term Investment (0.0%)                         Amount                        Cost
----------------------------------------------------------------------------------------

VARIABLE-RATE DEMAND NOTE (0.0%)
--------------------------------
Firstar Bank, N.A., 4.805%                            $ 5,782                    $ 5,782
                                    ----------------------------------------------------
                                    TOTAL SHORT-TERM INVESTMENT                    5,782
                                    ----------------------------------------------------


                                    ----------------------------------------------------
                                    TOTAL INVESTMENTS (100.0%)                11,927,456
                                    ----------------------------------------------------


                                    -----------------------------------------------------
                                    LIABILITIES, LESS OTHER ASSETS (-0.0%)        (1,746)
                                    -----------------------------------------------------

                                    -----------------------------------------------------
                                    TOTAL NET ASSETS (100.0%)                 $11,925,710
                                    -----------------------------------------------------


r - Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A 4(2) of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers and are considered to be liquid under guidelines established by the Board of Directors. The amortized cost of such securities was $6,214,779 (52.1% of net assets) at March 31, 2001.

PLC - Public Limited Company

SA - Societe Anonyme (French Corporation)

The accompanying Notes to Financial Statements are an integral part of this schedule.

-------------------------------------------------------------------------------
Statements of Assets & Liabilities
-------------------------------------------------------------------------------
                                                AS OF MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                              The Catholic
                                           The Catholic     The Catholic       Disciplined         The Catholic
                                              Equity          Large-Cap          Capital               Money
                                              Income           Growth         Appreciation            Market
                                               Fund             Fund              Fund                 Fund
---------------------------------------------------------------------------------------------------------------
ASSETS
------
Investments, at cost                      $ 5,468,365         $ 6,369,160         $ 5,360,905         $11,927,456
Investments, at value                     $ 5,367,687         $ 5,611,857         $ 4,803,419         $11,927,456
Income receivable                              17,088               4,606               4,665               3,485
Receivable for investments sold                  --                  --                13,200                --
Receivable from adviser                           427                --                 1,484                --
Other assets                                    7,077               7,312               7,061              13,687

                      ------------------------------------------------------------------------------------------
                      TOTAL ASSETS         5,392,279           5,623,775           4,829,829          11,944,628
                      ------------------------------------------------------------------------------------------

LIABILITIES
-----------

Payable for investments purchased                 --                  --               14,513                 --
Dividends payable                                 --                  --                  --                  112
Payable to affiliates                           1,153               1,366               1,039               2,519
Accrued expenses and other liabilities         18,279              14,292              15,086              16,287
                      -------------------------------------------------------------------------------------------
                      TOTAL LIABILITIES        19,432              15,658              30,638              18,918
                      -------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                 $5,372,847          $5,608,117          $4,799,191         $11,925,710
-----------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
----------------------
Paid in capital                           $ 5,571,151         $ 6,550,109         $ 5,244,395         $11,925,710
Accumulated undistributed
  net investment income (loss)                    280             (36,415)            (11,374)                --
Accumulated undistributed
  net realized gain (loss)                    (97,906)           (148,274)            123,656                 --
Net unrealized appreciation
  (depreciation) on investments              (100,678)           (757,303)           (557,486)                --
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                $ 5,372,847         $ 5,608,117         $ 4,799,191         $11,925,710
-----------------------------------------------------------------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE
------------------------------
Authorized                                 50,000,000          50,000,000          50,000,000         400,000,000
Issued and outstanding                        561,243             611,166             516,074          11,925,710
Net asset value, redemption price
  and minimum offering price per share       $   9.57            $   9.18            $   9.30             $  1.00
Maximum offering price per share             $   9.97            $   9.56            $   9.69             $  1.00


------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of these statements.

                                                                    ------------
                                                                    877/222-2402

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------
                                                        FOR THE SIX MONTHS ENDED
                                                      MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                 The Catholic
                                           The Catholic         The Catholic      Disciplined       The Catholic
                                              Equity             Large-Cap          Capital             Money
                                              Income              Growth         Appreciation           Market
                                               Fund                Fund              Fund                Fund
----------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------
Dividend income(1)                          $ 38,305             $ 12,365            $ 28,870             $   --
Interest income                               20,341                6,008               1,608             362,922
                      -------------------------------------------------------------------------------------------
                      TOTAL INCOME            58,646               18,373              30,478            362,922
                      -------------------------------------------------------------------------------------------


EXPENSES
---------
Investment advisory fees                       18,625             28,177              21,524              17,192
Portfolio accounting fees                      11,608             11,608              13,049              13,088
Transfer agent fees
  and expenses                                  8,812              9,062               9,000               8,232
Distribution fees                               5,820              7,827               5,979               2,865
Audit fees                                      5,483              5,983               5,983               3,862
Federal and state
  registration fees                             5,134              4,793               5,118               3,907
Printing and postage expenses                   4,567              6,192               4,666               2,730
Legal fees                                      2,871              1,934               1,893               2,982
Custody fees                                    1,937              2,074               2,798               2,766
Directors' fees and expenses                      891                898                 900                 899
Other                                             912              1,263               1,014               2,221
                -------------------------------------------------------------------------------------------------
                TOTAL EXPENSES                 66,660             79,811              71,924              60,744
                -------------------------------------------------------------------------------------------------

Less waivers and
  reimbursements by adviser                   (28,246)            (25,023)            (30,072)             (9,978)
                -------------------------------------------------------------------------------------------------
                NET EXPENSES                   38,414              54,788              41,852              50,766
                -------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                   20,232             (36,415)            (11,374)            312,156
-----------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------
Net realized gain (loss) on investments       (85,603)           (137,358)            123,667                  --

Net change in unrealized appreciation
  (depreciation) on investments               (41,458)         (2,065,255)           (903,871)                 --
                -------------------------------------------------------------------------------------------------
                NET REALIZED AND
                UNREALIZED GAIN (LOSS)
                ON INVESTMENTS               (127,061)         (2,202,613)           (780,204)                 --
                -------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                   ($106,829)        ($2,239,028)          ($791,578)           $312,156
-----------------------------------------------------------------------------------------------------------------


(1)  Net of $119, $283 and $3 in foreign withholding taxes, respectively.

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                        The Catholic Equity
                                                                            Income Fund
                                                                        --------------------
                                                                       For the
                                                                   Six Months Ended      For the
                                                                    March 31, 2001     Year Ended
                                                                      (unaudited)    Sept. 30, 2000
----------------------------------------------------------------------------------------------------
OPERATIONS
----------
Net investment income (loss)                                     $ 20,232            $ 31,395
Net realized gain (loss) on investments                           (85,603)             15,747
Net change in unrealized appreciation
   (depreciation) on investments                                  (41,458)             72,954
                      ------------------------------------------------------------------------------
                      CHANGE IN NET ASSETS
                      RESULTING FROM OPERATIONS                  (106,829)            120,096
                      ------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------
Distributions from net investment income                         (20,576)             (31,418)
Distributions from net realized gain on investments              (12,518)                  --
                      ------------------------------------------------------------------------------
                      CHANGE IN NET ASSETS
                      FROM DISTRIBUTIONS
                      TO SHAREHOLDERS                            (33,094)             (31,418)
                      ------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------
Proceeds from shareholder purchases                             1,581,728             495,665
Net asset value of shares issued to shareholders
   in payment of distributions declared                            32,635              30,538
Cost of shares redeemed                                            (2,538)            (25,538)

                      ------------------------------------------------------------------------------
                      CHANGE IN NET ASSETS
                      FROM CAPITAL
                      SHARE TRANSACTIONS                        1,611,825             500,665
                      ------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS                                            1,471,902             589,343
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
NET ASSETS, BEGINNING OF PERIOD                                 3,900,945           3,311,602
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                                      $5,372,847         $3,900,945
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME (LOSS)                                         $280                $624
----------------------------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of these statements.

------------------
The Catholic Funds

                                                                    877/222-2402
                                                                    ------------

-------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
-------------------------------------------------------------------------------




                                            The Catholic Disciplined                          The Catholic
         The Catholic Large-Cap               Capital Appreciation                            Money Market
               Growth Fund                            Fund                                        Fund
         ----------------------             ------------------------                          -------------
        For the                                 For the                               For the
    Six Months Ended       For the         Six Months Ended       For the       Six Months Ended      For the
     March 31, 2001      Year Ended         March 31, 2001      Year Ended       March 31, 2001     Period Ended
       (unaudited)     Sept. 30, 2000        (unaudited)     Sept. 30, 2001        (unaudited)    Sept. 30, 2000(1)
--------------------------------------------------------------------------------------------------------------------


  ($36,415)            ($66,482)            ($11,374)            ($13,974)            $312,156             $406,326
  (137,358)              23,740              123,667               26,037                 --                   --

(2,065,255)           1,347,058             (903,871)             460,099                 --                   --
--------------------------------------------------------------------------------------------------------------------

(2,239,028)           1,304,316             (791,578)             472,162              312,156              406,326
--------------------------------------------------------------------------------------------------------------------

      --                   --                   --                   --               (312,156)            (406,326)
      --                   --                (12,070)              (5,309)                --                   --
--------------------------------------------------------------------------------------------------------------------


      --                   --                (12,070)              (5,309)            (312,156)            (406,326)
 ------------------------------------------------------------------------------------------------------------------


 1,550,413            1,515,599              946,937              874,712            1,249,516           11,464,572

      --                   --                 11,272                5,305              311,063              413,565
   (77,595)             (15,696)             (26,499)             (41,333)            (655,846)            (857,160)
--------------------------------------------------------------------------------------------------------------------


 1,472,818            1,499,903              931,710              838,684              904,733           11,020,977
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  (766,210)           2,804,219              128,062            1,305,537              904,733           11,020,977
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 6,374,327            3,570,108            4,671,129            3,365,592           11,020,977                 --
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 $5,608,117          $6,374,327           $4,799,191           $4,671,129          $11,925,710          $11,020,977
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
 ($36,415)                  --              ($11,374)                  --                   --                   --
--------------------------------------------------------------------------------------------------------------------


(1) Reflects operations for the period from January 7, 2000 (date of initial public investment), to September 30, 2000.

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
                                                AS OF MARCH 31, 2001 (UNAUDITED)
-------------------------------------------------------------------------------


1. Organization
---------------
The Catholic Funds, Inc. was incorporated on December 16, 1998, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940. The Catholic Equity Income, Large-Cap Growth, Disciplined Capital Appreciation and Money Market Funds (the "Funds") are separate, diversified portfolios of The Catholic Funds, Inc. The Funds are managed by Catholic Financial Services Corporation (the "adviser"). Other than The Catholic Money Market Fund, they became effective on April 30, 1999, and commenced operations on May 3, 1999. The Catholic Money Market Fund became effective on November 8, 1999, and commenced operations on January 7, 2000. Costs incurred with the organization, initial registration and public offering of shares for each portfolio of the Funds have been paid by the adviser.


2. Significant Accounting Policies
-----------------------------------
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles "GAAP." The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A) INVESTMENT VALUATION
Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds' adviser. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the adviser under the supervision of the board of directors.

B) DELAYED DELIVERY TRANSACTIONS
The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) FEDERAL INCOME TAXES
No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years. As of September 30, 2000, The Catholic Large-Cap Growth Fund had a federal income tax capital loss carryover of $9,803, expiring in the tax year ending September 30, 2008.

------------------
The Catholic Funds

                                                                    877/222-2402
                                                                    ------------

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
D) DISTRIBUTIONS TO SHAREHOLDERS
All of the equity Funds except The Catholic Equity Income Fund pay dividends of net investment income annually. The Catholic Equity Income Fund pays dividends of net investment income quarterly. The Catholic Money Market Fund pays dividends monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

E) EXPENSES
Each Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to a Fund are either allocated equally among the Funds or in proportion to their respective net assets when appropriate.

F) OTHER
For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the level yield to maturity method.

3. Investment Advisory and Other Agreements with Related Parties
----------------------------------------------------------------
Each of the Funds has entered into an agreement with the adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the adviser a fee, computed daily and payable monthly, at the annual rate of the following percentages of average daily net assets: 0.80% for The Catholic Equity Income Fund; 0.90% for The Catholic Large-Cap Growth and Disciplined Capital Appreciation Funds; and 0.30% for The Catholic Money Market Fund. The Funds and the adviser have entered into sub-advisory agreements for each of the Funds. The sub-advisers are Todd Investment Advisors, Inc. "Todd" for The Catholic Equity Income Fund, Peregrine Capital Management, Inc. "Peregrine" for The Catholic Large-Cap Growth Fund, Vantage Investment Advisors, Inc. "Vantage" for The Catholic Disciplined Capital Appreciation Fund and Strong Capital Management Corporation, Inc. "Strong" for The Catholic Money Market Fund. The annual rates of their fees, payable from fees paid to the adviser, as a percent of average daily net assets under the sub-advisory agreements were as follows:

o Todd: 0.38 of 1% on the first $10 million; 0.35 of 1% on the next $40 million; and 0.30 of 1% on average daily net assets over $50 million.

o Peregrine: 0.50 of 1% on the first $25 million; 0.45 of 1% on the next $25 million; and 0.40 of 1% on average daily net assets over $50 million.

o Vantage: 0.50 of 1% on the first $50 million; 0.45 of 1% on the next $50 million; and 0.40 of 1% of the Fund's average daily net assets over $100 million. Vantage has agreed to waive 10 basis points from the fee schedule for the first two years of the Fund's operations or until its total assets reach $35 million, whichever occurs first.

o Strong: If the portfolio is $50 million or less: 0.20 of 1%; if the portfolio is over $50 million and less than $100 million: 0.15 of 1%; if the portfolio is over $100 million and less than $200 million: 0.10 of 1%; if the portfolio is $200 million or more: 0.075 of 1%.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
The adviser voluntarily agreed to waive its management fee and/or reimburse the Funds' operating expenses to ensure that total annual operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed 1.65% of the average daily net assets of The Catholic Equity Income Fund and 1.75% of the average daily net assets of The Catholic Large-Cap Growth and Disciplined Capital Appreciation Funds, respectively, computed on a daily basis. The adviser also waived their portion of the advisory fees for The Catholic Money Market Fund, 0.16 of 1%, computed on a daily basis.

For the six months ended March 31, 2001, expenses of $28,246, $25,023, $30,072 and $9,978 were waived by the adviser in The Catholic Equity Income, Large-Cap Growth, Disciplined Capital Appreciation and Money Market Funds, respectively. The adviser may terminate these waivers at any time. The Funds have adopted a Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use annually 0.25% of its net assets (0.05% for The Catholic Money Market Fund), computed on a daily basis to finance certain activities relating to the distribution of its shares to investors. For the six months ended March 31, 2001, 12b-1 distribution expenses of $5,820, $7,827, $5,979 and $2,865 were paid from The Catholic Equity Income, Large-Cap Growth, Disciplined Capital Appreciation and Money Market Funds, respectively. These expenses were remitted to the adviser, who also acts as distributor for the shares of each Fund. No remuneration has been paid by the Funds to any of the officers or affiliated Funds' directors. In addition to $500 per year and $250 per meeting, the Funds reimbursed unaffiliated directors for reasonable expenses incurred in relation to attendance at the meetings.

4. Capital Share Transactions
-----------------------------
Transactions in shares of the Funds for the six months ended March 31, 2001, were as follows:


The Catholic Equity Income Fund
                                      For the                      For the
                                 Six Months Ended                Year Ended
                                  March 31, 2001             September 30, 2000
--------------------------------------------------------------------------------

Shares sold                             159,424                       51,233
Shares issued to holders in
  reinvestment of distributions           3,361                        3,098
Shares redeemed                            (257)                     (2,627)
--------------------------------------------------------------------------------
NET INCREASE                            162,528                       51,704
--------------------------------------------------------------------------------

------------------
The Catholic Funds

                                                                    877/222-2402
                                                                    ------------

Notes to Financial Statements (continued)
-------------------------------------------------------------------------------
The Catholic Large-Cap Growth Fund

                                     For the                       For the
                                 Six Months Ended                Year Ended
                                  March 31, 2001             September 30, 2000
-------------------------------------------------------------------------------

Shares sold                           132,198                      122,145
Shares redeemed                        (6,897)                     (1,265)
--------------------------------------------------------------------------------
NET INCREASE                          125,301                      120,880
--------------------------------------------------------------------------------


The Catholic Disciplined Capital Appreciation Fund

                                         For the                   For the
                                    Six Months Ended             Year Ended
                                     March 31, 2001          September 30, 2000
--------------------------------------------------------------------------------

Shares sold                                91,131                    82,548
Shares issued to holders in
  reinvestment of distributions             1,099                       493
Shares redeemed                            (2,576)                  (3,857)
--------------------------------------------------------------------------------
NET INCREASE                               89,654                    79,184
--------------------------------------------------------------------------------


The Catholic Money Market Fund

                                        For the                    For the
                                    Six Months Ended            Period Ended
                                     March 31, 2001        September 30, 2000(1)
--------------------------------------------------------------------------------

Shares sold                             1,249,516                11,464,572
Shares issued to holders in
  reinvestment of distributions           311,063                   413,565
Shares redeemed                          (655,846)                (857,160)
--------------------------------------------------------------------------------
NET INCREASE                              904,733                11,020,977
-------------------------------------------------------------------------------

(1) Reflects operations for the period from January 7, 2000 (date of initial public investment), to September 30, 2000.

-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
-------------------------------------------------------------------------------
5. Investment Transactions
--------------------------
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended March 31, 2001, were as follows:

                                                                The Catholic
                                                                 Disciplined
                     The Catholic         The Catholic            Capital
                     Equity Income          Large-Cap          Appreciation
                         Fund              Growth Fund             Fund
-----------------------------------------------------------------------------

Purchases            $1,792,335           $1,831,146              $1,817,090


Sales                   290,471              437,934                 910,554

There were no purchases and sales of U.S. government securities for the Funds.

At March 31, 2001, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes of $5,468,365, $6,376,611 and $5,361,468 were as follows:

                                                               The Catholic
                                                               Disciplined
                    The Catholic         The Catholic            Capital
                    Equity Income          Large-Cap          Appreciation
                        Fund              Growth Fund             Fund
--------------------------------------------------------------------------------

Appreciation          $548,024            $517,224                $391,716
(Depreciation)        (648,702)         (1,281,978)               (949,765)
--------------------------------------------------------------------------------
NET APPRECIATION (DEPRECIATION)
ON INVESTMENTS       ($100,678)          ($764,754)              ($558,049)
--------------------------------------------------------------------------------

------------------
The Catholic Funds

                                                                    ------------
                                                                    877/222-2402

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The Catholic Equity Income Fund

                                                         For the
                                                       Six Months            For the            For the
                                                          Ended               Year              Period
                                                      March 31, 2001          Ended              Ended
                                                       (unaudited)       Sept. 30, 2000    Sept. 30, 1999(1)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $9.78                $9.54              $10.00
---------------------------------------------------------------------------------------------------------------

Net investment income                                        0.04                 0.08                0.05
Net realized and unrealized gain (loss)
    on investments                                          (0.18)                0.24               (0.46)
                      -----------------------------------------------------------------------------------------
                      TOTAL FROM INVESTMENT
                      OPERATIONS                            (0.14)                0.32               (0.41)
                      -----------------------------------------------------------------------------------------


Distributions from net investment income                    (0.04)               (0.08)              (0.05)
Distributions from net realized gain                        (0.03)                  --                 --
                      -----------------------------------------------------------------------------------------
                      TOTAL DISTRIBUTIONS                   (0.07)               (0.08)              (0.05)
                      -----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $9.57                $9.78              $9.54
---------------------------------------------------------------------------------------------------------------

Total return (2)                                            (1.47%)(3)           3.38%             (4.06%)(3)

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses (4)(5)                                             1.65%                1.65%              1.65%
Net investment income (loss) (4)(5)                         0.87%                0.86%              1.47%
Expenses (4)(6)                                             2.86%                3.44%              4.78%
Net investment income (loss) (4)(6)                        (0.34%)              (0.93%)            (1.66%)
Net assets, end of period                              $5,372,847           $3,900,945          $3,311,602
Portfolio turnover rate                                     6.83%(3)            42.37%             18.29%(3)



(1) Reflects operations for the period from May 3, 1999 (date of initial public investment), to September 30, 1999.
(2)  Based on net asset value, which does not reflect the sales charge.
(3)  Not annualized.
(4)  Computed on an annualized basis.
(5)  Net of waivers and reimbursements by adviser.
(6)  Gross of waivers and reimbursements by adviser.

The accompanying Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
Financial Highlights (continued)
-------------------------------------------------------------------------------

The Catholic Large-Cap Growth Fund
                                                     For the
                                                   Six Months              For the               For the
                                                      Ended                 Year                 Period
                                                 March 31, 2001             Ended                 Ended
                                                   (unaudited)         Sept. 30, 2000       Sept. 30, 1999(1)
---------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                  $13.12                $9.78                  $10.00
---------------------------------------------------------------------------------------------------------------

Net investment income (loss)                          (0.06)               (0.14)(7)               (0.03)
Net realized and unrealized gain (loss)
     on investments                                   (3.88)                3.48                   (0.19)
                      -----------------------------------------------------------------------------------------
                      TOTAL FROM INVESTMENT
                      OPERATIONS                      (3.94)                3.34                   (0.22)
                      -----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $    9.18            $   13.12                  $  9.78
---------------------------------------------------------------------------------------------------------------

Total return (2)                                   (30.03%)(3)            34.15%                   (2.20%)(3)

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses (4)(5)                                      1.75%                 1.75%                    1.75%
Net investment income (loss) (4)(5)                 (1.16%)              (1.24%)                   (0.92%)
Expenses (4)(6)                                      2.55%                2.79%                     4.70%
Net investment income (loss) (4)(6)                 (1.96%)              (2.28%)                   (3.87%)
Net assets, end of period                       $5,608,117           $6,374,327                $3,570,108
Portfolio turnover rate                              7.14%(3)             10.96%                    7.31%(3)


(1) Reflects operations for the period from May 3, 1999 (date of initial public investment), to September 30, 1999.
(2) Based on net asset value, which does not reflect the sales charge.
(3) Not annualized.
(4) Computed on an annualized basis.
(5) Net of waivers and reimbursements by adviser.
(6) Gross of waivers and reimbursements by adviser.
(7) Per share net investment loss has been calculated prior to tax adjustments.

------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of these statements.

                                                                    877/222-2402
                                                                    ------------

-------------------------------------------------------------------------------
Financial Highlights (continued)
-------------------------------------------------------------------------------

The Catholic Disciplined Capital Appreciation Fund

                                                      For the
                                                    Six Months            For the               For the
                                                       Ended               Year                 Period
                                                  March 31, 2001           Ended                 Ended
                                                    (unaudited)       Sept. 30, 2000       Sept. 30, 1999(1)
-----------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                   $10.95            $9.69                   $10.00
-----------------------------------------------------------------------------------------------------------

Net investment income (loss)                            (0.02)          (0.03)(8)                  --(7)
Net realized and unrealized gain (loss)
    on investments                                      (1.60)            1.31                    (0.31)
                      -------------------------------------------------------------------------------------
                      TOTAL FROM INVESTMENT
                      OPERATIONS                        (1.62)            1.28                    (0.31)
                      -------------------------------------------------------------------------------------


Distributions from net investment income                   --             (0.02)                     --
Distributions from net realized gain                    (0.03)              --                       --
                      -------------------------------------------------------------------------------------
                      TOTAL DISTRIBUTIONS               (0.03)           (0.02)                      --
                      -------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $9.30           $10.95                    $9.69
-----------------------------------------------------------------------------------------------------------

Total return (2)                                      (14.84%)(3)       13.16%                    3.10%(3)

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses (4)(5)                                          1.75%           1.75%                    1.75%
Net investment income (loss) (4)(5)                     (0.47%)         (0.33%)                  (0.03%)
Expenses (4)(6)                                          3.01%           3.31%                    4.83%
Net investment income (loss) (4)(6)                     (1.73%)         (1.89%)                  (3.11%)
Net assets, end of period                           $4,799,191      $4,671,129               $3,365,592
Portfolio turnover rate                                 18.84%(3)       28.78%                    2.44%(3)


(1) Reflects operations for the period from May 3, 1999 (date of initial public investment), to September 30, 1999.
(2) Based on net asset value, which does not reflect the sales charge.
(3) Not annualized.
(4) Computed on an annualized basis.
(5) Net of waivers and reimbursements by adviser.
(6) Gross of waivers and reimbursements by adviser.
(7) Less than one cent per share.
(8) Per share net investment loss has been calculated prior to tax adjustments.

The accompanying Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
Financial Highlights (continued)
-------------------------------------------------------------------------------
The Catholic Money Market Fund
                                                 For the
                                             Six Months Ended        For the
                                             March 31, 2001        Period Ended
                                               (unaudited)     Sept. 30, 2000(1)
-------------------------------------------------------------------------------


Net Asset Value, Beginning of Period                   $1.00        $1.00
-------------------------------------------------------------------------------

Net investment income                                   0.03        0.04
                       ---------------------------------------------------------
                       TOTAL FROM INVESTMENT
                       OPERATIONS                       0.03         0.04
                       ---------------------------------------------------------


Distributions from net investment income               (0.03)       (0.04)
                      ---------------------------------------------------------
                      TOTAL DISTRIBUTIONS              (0.03)       (0.04)
                      ---------------------------------------------------------

-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $1.00        $1.00
-------------------------------------------------------------------------------

Total return (2)                                       2.75%(3)     4.08%(3)

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses (4)(5)                                        0.89%        0.91%
Net investment income (4)(5)                           5.44%        5.34%
Expenses (4)(6)                                        1.06%        1.19%
Net investment income (4)(6)                           5.27%        5.06%
Net assets, end of period                        $11,925,710  $11,020,977

(1) Reflects operations for the period from January 7, 2000 (date of initial public investment), to September 30, 2000.
(2)  Based on net asset value, which does not reflect the sales charge.
(3)  Not annualized.
(4)  Computed on an annualized basis.
(5)  Net of waivers and reimbursements by adviser.
(6)  Gross of waivers and reimbursements by adviser.

------------------
The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of these statements.

A Note on Forward-Looking Statements
Except for historical information contained in this semi-annual report for The Catholic Funds, Inc., the matters discussed in these reports may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser, sub-adviser and/or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to general risks described for each Fund in the current prospectus, other factors bearing on these reports include the accuracy of the adviser's, and any sub-adviser's or portfolio manager's forecasts and predictions, the appropriateness of the investment strategies designed by the adviser, any sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

BOARD OF DIRECTORS
------------------
o  Daniel Steininger - Chairman of the Board
o  Thomas Bausch
o  J. Michael Borden
o  Daniel Doucette
o  Allan Lorge
o  Thomas Munninghoff
o  Conrad Sobczak
o  David Vollmar


OFFICERS
--------
o  Allan Lorge - President
o  Theodore Zimmer - Vice President
o  Russell Kafka - Treasurer
o  Joseph Wreschnig - Secretary
o  Cheri Nagan - Assistant Secretary


SUB-ADVISERS
------------
The Catholic Equity Income Fund
o  Todd Investment Advisors, Inc.
   101 S. 5th Street, Suite 3160
   Louisville, KY 40202

The Catholic Large-Cap Growth Fund
o  Peregrine Capital Management, Inc.
   800 LaSalle Avenue, Suite 1850
   Minneapolis, MN 55402

The Catholic Disciplined Capital Appreciation Fund
o  Vantage Investment Advisors, Inc.
   2005 Market Street
   Commerce Square, 38th Floor
   Philadelphia, PA 19103

The Catholic Money Market Fund
o  Strong Capital Management, Inc.
   100 Heritage Reserve
   Menomonee Falls, WI 53051

INVESTMENT ADVISER
------------------
o  Catholic Financial Services Corporation
   1100 West Wells Street
   Milwaukee, WI  53233


TRANSFER AGENT
& CUSTODIAN
-----------
o  Firstar Mutual Fund Services, LLC


INDEPENDENT ACCOUNTANTS
-----------------------
o  Arthur Andersen LLP


LEGAL COUNSEL
-------------
o  Quarles & Brady LLP


THE CATHOLIC FRATERNAL ALLIANCE
-------------------------------
o  Catholic Knights
   Daniel Steininger, President
   1100 West Wells Street
   Milwaukee, WI 53233

o  Catholic Order of Foresters
   Robert Ciesla, High Chief Ranger
   355 Shuman Boulevard
   PO Box 3012
   Naperville, IL 60566-7012

o  Catholic Knights of America
   John Kenawell, President
   3525 Hampton Avenue
   St. Louis, MO 63139-1980

o  Catholic Union of Texas (KJT)
   Elo J. Goerig, President
   PO Box 297
   La Grange, TX 78945

This report is intended for shareholders of The Catholic Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

                                     (LOGO)
                    CATHOLIC FINANCIAL SERVICES CORPORATION
                    ---------------------------------------
                       INVESTING WITH FAITH IN THE FUTURE

                  1100 West Wells Street o Milwaukee, WI 53233
                                 1-414-278-6550
                                 Member NASD
                 The Catholic Funds are not available in all states.